UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-5531
                                   ---------------------------------------------

                       MassMutual Participation Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     1500 Main Street, Suite 600, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                 Rodney J. Dillman, Vice President and Secretary
    1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 12/31/06
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

[PHOTO]





[LOGO] MASSMUTUAL PARTICIPATION INVESTORS
       2006 ANNUAL REPORT

MassMutual Participation Investors
--------------------------------------------------------------------------------

MASSMUTUAL
PARTICIPATION INVESTORS
c/o Babson Capital Management LLC
1500 Main Street, Suite 600
Springfield, Massachusetts 01115
(413) 226-1516
http://www.babsoncapital.com/mpv

ADVISER
Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02110

CUSTODIAN
Citibank, N.A.
New York, New York 10043

TRANSFER AGENT & REGISTRAR
Shareholder Financial Services, Inc.
P.O. Box 173673
Denver, Colorado 80217-3673
1-800-647-7374

 MPV
LISTED
 NYSE

[BACKGROUND PHOTO]

PROXY VOTING POLICIES & PROCEDURES;
PROXY VOTING RECORD
The Trustees of MassMutual Participation Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on MassMutual Participation Investors' website: http://www. babsoncapital.com/mpv; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Participation Investors' website: http://www.babsoncapital.com/mpv; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q
MassMutual Participation Investors files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516. Or visiting www.babsoncapital.com/mpv.


                       MASSMUTUAL PARTICIPATION INVESTORS

MassMutual Participation Investors is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange.

                                              MassMutual Participation Investors
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE & POLICY

MassMutual Participation Investors (the "Trust") is a closed-end investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol "MPV". The Trust's share price can be found in the financial section of most newspapers as "MassPrt" or "MassMuPrt" under either the New York Stock Exchange listings or Closed-End Fund listings.

The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations purchased directly from their issuers, which tend to be smaller companies. At least half of these investments normally include equity features such as warrants, conversion rights, or other equity features that provide the Trust with the opportunity to realize capital gains. The Trust will also invest in publicly traded debt securities (including high yield securities), again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. In addition, the Trust may temporarily invest in high quality, readily marketable securities.

Babson Capital Management LLC ("Babson Capital") manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

In this report you will find a complete listing of the Trust's holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust's Annual Meeting of Shareholders, which will be held on April 27, 2007 at 1:00 P.M. in Springfield, Massachusetts.

[BACKGROUND PHOTO]

PORTFOLIO COMPOSITION AS OF 12/31/06*

[PIE CHART APPEARS HERE]

Private High
Yield Debt 47.2%

Private/Restricted
Equity 16.0%

Cash & Short Term
Investments 6.6%

Public High
Yield Debt 23.9%

Public Equity 0.5%

Private Investment
Grade Debt 5.8%

*BASED ON VALUE OF TOTAL INVESTMENTS (INCLUDING CASH)

                                                                               1
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MassMutual Participation Investors
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[BACKGROUND PHOTO]

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust's Annual Report for the year ended December 31, 2006.


THE TRUST'S 2006 PORTFOLIO PERFORMANCE

The Trust's net total portfolio rate of return for 2006 was 18.64%, as measured by the change in net asset value, assuming the reinvestment of all dividends and distributions. The Trust's total net assets were $126,515,013, or $12.90 per share, as of December 31, 2006 compared to $119,018,966, or $12.21 per share, as of December 31, 2005. The Trust paid a quarterly dividend of 24 cents per share each quarter in 2006, with the fourth quarter dividend paid in January 2007. In addition, the Trust declared a special year-end dividend of 23 cents per share, paid in January 2007 to shareholders of record on December 29, 2006, bringing total dividends for the year to $1.19. All in all, we are very pleased with the Trust's 2006 portfolio performance.

[PHOTO OF OFFICERS]

LEFT TO RIGHT:

Clifford M. Noreen
PRESIDENT

Roger W. Crandall
CHAIRMAN



2
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                                              MassMutual Participation Investors
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TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

[BAR CHART APPEARS HERE]

       24.10   10.91    4.77    8.11    3.41    5.70   23.72   25.14   22.51   18.64       MASSMUTUAL PARTICIPATION
                                                                                           INVESTORS (BASED ON CHANGE
                                                                                           IN THE NET ASSET VALUE WITH
                                                                                           REINVESTED DIVIDENDS)

       31.04   33.77   25.89  -16.26  -11.67  -23.51   28.34   10.20    3.98   14.79       STANDARD & POOR'S
                                                                                           INDUSTRIALS COMPOSITE
                                                                                           (FORMERLY CALLED THE STANDARD
                                                                                           & POOR'S INDUSTRIAL PRICE INDEX)

        8.36    8.29    0.16    9.46    9.77   10.14    6.91    4.08    1.42    4.49       LEHMAN BROTHERS
                                                                                           INTERMEDIATE
                                                                                           U.S. CREDIT INDEX
                                                                                           (FORMERLY CALLED THE LEHMAN
                                                                                           BROTHERS INTERMEDIATE
                                                                                           CORPORATE BOND INDEX)
        1997    1998    1999    2000    2001    2002    2003    2004    2005    2006

*DATA FOR MASSMUTUAL PARTICIPATION INVESTORS (THE "TRUST") REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE AND THE MARKET VALUE OF ITS SHARES OUTSTANDING (SEE PAGE 12 FOR TOTAL INVESTMENT RETURN BASED ON MARKET VALUE); PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[PHOTO OF OFFICERS]

LEFT TO RIGHT:

James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL OFFICER

Rodney J. Dillman
VICE PRESIDENT, SECRETARY &
CHIEF LEGAL OFFICER

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MassMutual Participation Investors
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The table shown below lists the average annual returns of the Trust's portfolio, based on the change in net assets, assuming the reinvestment of all dividends and distributions, compared to the average annual returns of selected equity and fixed income market indices for the 1, 3, 5 and 10 years ended December 31, 2006.

The U.S. economy and investment markets started the year slowly amid lukewarm expectations due to concerns over inflation and the housing market, yet 2006 concluded with some very strong performance, especially in the equity markets. A key date was June 29th, when the Federal Reserve Board completed its fourth and final quarter-point interest rate increase for the year (and 17th since mid-2004).

                            LEHMAN              LEHMAN           STANDARD
                           BROTHERS            BROTHERS          & POOR'S
              THE       U.S. CORPORATE       INTERMEDIATE       INDUSTRIALS     RUSSELL
             TRUST     HIGH YIELD INDEX   U.S. CREDIT INDEX*    COMPOSITE**    2000 INDEX
1 Year       18.64%        11.85%               4.49%             14.79%         18.37%
3 Year       22.07%         8.49%               3.32%              9.57%         13.56%
5 Year       18.92%        10.18%               5.37%              5.25%         11.39%
10 Year      14.39%         6.59%               6.25%              7.72%          9.44%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*FORMERLY CALLED THE LEHMAN BROTHERS INTERMEDIATE CORPORATE BOND INDEX. **FORMERLY CALLED THE STANDARD & POOR'S INDUSTRIAL PRICE INDEX.


LEFT TO RIGHT:

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT

[PHOTO OF OFFICERS]

                                              MassMutual Participation Investors
--------------------------------------------------------------------------------


Eventually, commodity prices tumbled, relieving some inflation fears, and economic growth was sustained even as the housing market declined. The market focused on continued solid earnings growth, reasonable inflation and stable interest rates.

Overall, the US economy remains in good shape, but not without question marks. The unemployment rate in 2006 dropped to 4.5 percent from 5 percent the previous year, according to the US Department of Labor. However, core inflation was up to
2.6 percent from 2.2 percent in both 2005 and 2004, and the value of the dollar versus several other currencies dropped in 2006 and is expected to continue to drop in 2007.

Investors continued to witness an ever stronger corporate-credit market in 2006. Corporate credit defaults around the globe continued their downward trend for the fifth consecutive year, as reported by Moody's Investors Service. Moody's global issuerweighted speculative-grade default rate finished the year at 1.7 percent, down from 1.9 percent in 2005 and its lowest level since 1996. Moody's expects the default rate to climb in 2007 but remain well below its historical average of 5 percent.

Overall, the Trust closed 24 new private placement transactions during 2006 - a record number - and added to eight existing private placement investments. Total direct placement volume of $31,176,825 is also a record for the Trust.

New private placement transactions invested in during the year were: Momentum Holding Co.; NABCO, Inc.; Duncan Systems, Inc.; Flutes Inc.; OakRiver Technology, Inc.; Overton's Holding Company.; Magnatech International Inc.; Wellborn Forest Holding Co.; Bravo Sports Holding Corporation; Davis- Standard LLC; F H S Holdings LLC; Fowler Holding, Inc.; Fuel Systems Holding Corporation; H M Holding Company; K N B Holdings Corporation; Monessen Holding Corporation; Morton Industrial Group, Inc.; Ontario Drive & Gear Ltd.; PAS Holdco LLC; P I I Holding Corporation; Postle Aluminum Company LLC; R A J Manufacturing Holdings LLC; Radiac Abrasives, Inc.; and Stanton Carpet Holding Co.

In addition, the Trust added to existing private placement investments in Augusta Sportswear Holding Co.; A T I Acquisition Company; American Hospice Management Holding LLC; River Ranch Fresh Foods LLC; Consolidated Foundries Holdings; Eagle Pack Pet Foods, Inc.; MicroGroup, Inc.; and Terra Renewal Services, Inc.

MassMutual Participation Investors
--------------------------------------------------------------------------------


THE OUTLOOK FOR 2007

Optimism abounds at the beginning of 2007 based on events in the fourth quarter of 2006, but history reminds us that there are no assurances a year will finish as it starts. Consumer confidence remains strong, and there are indications that the housing market may be through the worst of the downturn that started in 2006. Oil prices fell precipitously at the end of 2006 after significant increases in 2004 and 2005. The Fed indicates that it is on hold with interest rates for the time being, and the corporate debt market appears in good shape. However, Treasury bond activity is sending mixed signals, the dollar continues to drop, and instability and conflict in the Middle East could create new problems at any time. As always, no one can predict the future with any degree of certainty.

Regarding mergers and acquisitions (M&A), there are strong indications that the record M&Aactivity of 2006 around the globe could continue into 2007. Last year was the world's most active M&A environment ever, with $3.79 trillion in announced deals worldwide, up 38 percent from 2005, according to Thomson Financial. Private equity firms had a larger than ever role last year, taking part in 20 percent of these deals, and it is estimated that these firms still have some $750 billion in capital ready to go to work. Buyout firms also appear more willing than most corporations to use debt financing, and the current good health of credit markets may allow buyout firms to push the M&A boom further.

Regardless of the economic environment, however, the Trust continues to repeatedly employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition, solid cash flow and experienced, ethical management. This philosophy, combined with Babson Capital's seasoned investment management team and the Trust's financial position, contribute to the Trust being well positioned for future investment opportunities that meet its investment objectives and policies. As always, I would like to thank you for your continued interest in and support of MassMutual Participation Investors.

Sincerely,

/s/ Clifford M. Noreen
--------------------------
Clifford M. Noreen,
PRESIDENT

CAUTIONARY NOTICE: CERTAIN STATEMENTS CONTAINED IN THIS REPORT TO SHAREHOLDERS MAY BE "FORWARD LOOKING" STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE FORECASTED.

--------------------------------------------------------------------------------
2006            Record       Net Investment       Short-Term         Tax
Dividends        Date            Income              Gains          Effect
--------------------------------------------------------------------------------
Regular        05/02/06         $0.2400               --
               07/28/06          0.2400               --
               10/30/06          0.2400               --
               12/29/06          0.2400               --
Special        12/29/06          0.2200           0.0100
                             ----------------------------------------------
                                $1.1800          $0.0100           $1.1900
                             ----------------------------------------------

The following table summarizes the tax effects of the retention of capital gains for 2006:

                            Amount Per Share       Form 2439
--------------------------------------------------------------------------------
2006 Gains Retained              0.9928             Line 1a
Long-Term Gains Retained         0.9928
Taxes Paid                       0.3475             Line 2*
Basis Adjustment                 0.6453                **
--------------------------------------------------------------------------------

* IF YOU ARE NOT SUBJECT TO FEDERAL CAPITAL GAINS TAX (E.G., CHARITABLE ORGANIZATIONS, IRAS AND KEOGH PLANS), YOU MAY BE ABLE TO CLAIM A REFUND BY FILING FORM 990-T.
**FOR FEDERAL INCOME TAX PURPOSES, YOU MAY INCREASE THE ADJUSTED COST BASIS OF
  YOUR SHARES BY THIS AMOUNT (THE EXCESS OF LINE 1A OVER LINE 2).

                      Qualified for Dividend                                            Interest Earned on
Annual Dividend       Received Deduction***          Qualified Dividends****         U.S. Gov't. Obligations
Amount Per Share    Percent   Amount Per Share     Percent    Amount Per Share     Percent     Amount Per Share
---------------------------------------------------------------------------------------------------------------
   $1.19           14.4857%       0.1713          14.4871%        0.1714           0.0000%         0.0000
---------------------------------------------------------------------------------------------------------------

*** NOT AVAILABLE TO INDIVIDUAL SHAREHOLDERS
****QUALIFIED DIVIDENDS ARE REPORTED IN BOX 1B ON IRS FORM 1099-DIV FOR 2006

                                              MassMutual Participation Investors
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FINANCIAL REPORT

Consolidated Statement of Assets and Liabilities . . . . . . . . . . . . .     8

Consolidated Statement of Operations . . . . . . . . . . . . . . . . . . .     9

Consolidated Statement of Cash Flows . . . . . . . . . . . . . . . . . . .    10

Consolidated Statements of Changes in Net Assets . . . . . . . . . . . . .    11

Consolidated Selected Financial Highlights . . . . . . . . . . . . . . . .    12

Consolidated Schedule of Investments . . . . . . . . . . . . . . . . . . . 13-33

Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 34-37

Report of Independent Registered Public Accounting Firm. . . . . . . . . .    38

Interested Trustees. . . . . . . . . . . . . . . . . . . . . . . . . . . . 39-40

Independent Trustees . . . . . . . . . . . . . . . . . . . . . . . . . . . 41-43

Officers of the Trust. . . . . . . . . . . . . . . . . . . . . . . . . . .    44

MassMutual Participation Investors
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CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006


ASSETS:
Investments
   (See Consolidated Schedule of Investments)
   Corporate restricted securities at fair value
     (Cost - $97,784,691)                                         $  99,625,434
   Corporate public securities at market value
     (Cost - $34,528,692)                                            35,218,236
   Short-term securities at amortized cost                            6,854,407
                                                                  -------------
                                                                    141,698,077
                                                                  -------------

Cash                                                                  2,643,735
Interest and dividends receivable                                     3,000,826
Receivable for investments sold                                         256,492
                                                                  -------------
     TOTAL ASSETS                                                   147,599,130
                                                                  -------------

LIABILITIES:
Dividend payable                                                      4,608,487
Investment advisory fee payable                                         284,659
Note payable                                                         12,000,000
Interest payable                                                         88,933
Accrued expenses                                                        142,737
Accrued taxes payable                                                 3,959,301
                                                                  -------------
     TOTAL LIABILITIES                                               21,084,117
                                                                  -------------
     TOTAL NET ASSETS                                             $ 126,515,013
                                                                  =============

NET ASSETS:
Common shares, par value $.01 per share; an unlimited
   number authorized                                              $      98,053
Additional paid-in capital                                           90,947,008
Retained net realized gain on investments, prior years               25,860,275
Undistributed net investment income                                   1,028,648
Accumulated net realized gain on investments                          6,434,968
Net unrealized appreciation of investments                            2,146,061
                                                                  -------------
     TOTAL NET ASSETS                                             $ 126,515,013
                                                                  -------------
COMMON SHARES ISSUED AND OUTSTANDING                                  9,805,282
                                                                  -------------
NET ASSET VALUE PER SHARE                                         $       12.90
                                                                  =============

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                              MassMutual Participation Investors
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CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006


INVESTMENT INCOME:
Interest                                                          $  11,954,924
Dividends                                                               787,336
Other                                                                   205,254
                                                                  -------------
     TOTAL INVESTMENT INCOME                                         12,947,514
                                                                  -------------
EXPENSES:
Investment advisory fees                                              1,159,175
Interest                                                                733,292
Trustees' fees and expenses                                             128,000
Professional fees                                                        83,604
Reports to shareholders                                                  65,000
Custodian fees                                                           27,500
Transfer agent/registrar's expenses                                      14,400
Other                                                                    54,890
                                                                  -------------
     TOTAL EXPENSES                                                   2,265,861
                                                                  -------------

     Fees paid indirectly (see Footnote 2.F)                            (47,009)
                                                                  -------------
     NET EXPENSES                                                     2,218,852
                                                                  -------------
INVESTMENT INCOME - NET                                              10,728,662
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments before taxes                        10,368,862
Income tax expense                                                   (3,635,746)
                                                                  -------------
Net realized gain on investments                                      6,733,116
                                                                  -------------
Net change in unrealized appreciation of investments before taxes     1,023,375
Net change in deferred income tax expense                              (208,811)
                                                                  -------------
Net change in unrealized appreciation of investments                    814,564
                                                                  -------------
NET GAIN ON INVESTMENTS                                               7,547,680
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  18,276,342
                                                                  =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

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MassMutual Participation Investors
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CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006


NET DECREASE IN CASH:
Cash flows from operating activities:
   Interest, dividends and other received                         $  11,530,240
   Interest expense paid                                               (733,292)
   Operating expenses paid                                           (1,526,054)
   Income taxes paid                                                 (3,599,198)
                                                                  -------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                        5,671,696
                                                                  -------------

Cash flows from investing activities:
   Purchases/Proceeds/Maturities from short-term portfolio
     securities, net                                                  8,044,134
   Purchases of portfolio securities                                (48,350,275)
   Proceeds from disposition of portfolio securities                 43,509,939
                                                                  -------------
     NET CASH PROVIDED BY INVESTING ACTIVITIES                        3,203,798
                                                                  -------------
     NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES          8,875,494
                                                                  =============

Cash flows from financing activities:
   Cash dividends paid from net investment income                    (9,865,614)
   Receipts for shares issued on reinvestment of dividends              867,979
                                                                  -------------
     NET CASH USED FOR FINANCING ACTIVITIES                          (8,997,635)
                                                                  -------------

NET DECREASE IN CASH                                                   (122,141)

Cash - beginning of year                                              2,765,876
                                                                  -------------
CASH - END OF YEAR                                                $   2,643,735
                                                                  =============

RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
PROVIDED BY OPERATING AND INVESTING ACTIVITIES:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  18,276,342
                                                                  -------------
   Increase in investments                                           (9,278,181)
   Increase in interest and dividends receivable                       (556,307)
   Decrease in receivable for investments sold                          228,775
   Decrease in other assets                                              12,780
   Increase in investment advisory fee payable                           16,866
   Decrease in accrued expenses                                         (70,140)
   Increase in accrued taxes payable                                    245,359
                                                                  -------------
     TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                 (9,400,848)
                                                                  -------------
     NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES      $   8,875,494
                                                                  =============


SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                                              MassMutual Participation Investors
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


                                                         2006          2005
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
Operations:
   Investment income - net                           $ 10,728,662  $  9,643,282
   Net realized gain on investments                     6,733,116     8,306,079
   Net change in unrealized appreciation
     (depreciation) of investments                        814,564     2,350,516
                                                     ------------  ------------
   Net increase in net assets resulting from
     operations                                        18,276,342    20,299,877
                                                     ------------  ------------

   Increase from common shares issued on reinvestment
     of dividends Common shares issued (2006 - 61,052;
     2005 - 71,671)                                       867,979       927,722


Dividends to shareholders from:
   Net investment income (2006 - $1.18 per share;
     2005 - $1.01 per share)                          (11,551,712)   (9,818,640)
   Net realized gains on investments
     (2006 - $.01 per share)                              (96,562)           --
                                                     ------------  ------------
     TOTAL INCREASE IN NET ASSETS                       7,496,047    11,408,959
                                                     ------------  ------------

NET ASSETS, BEGINNING OF YEAR                         119,018,966   107,610,007
                                                     ------------  ------------

NET ASSETS, END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $1,028,648 AND $923,836,
RESPECTIVELY)                                        $126,515,013  $119,018,966
                                                     ============  ============



SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

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MassMutual Participation Investors
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CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:
For the years ended December 31,              2006        2005        2004        2003        2002
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE: BEGINNING OF YEAR         $    12.21  $    11.13  $     9.84  $     8.78  $     9.12
                                           ----------  ----------  ----------  ----------  ----------
Net investment income(a)                         1.10        0.99        1.00        0.80        0.87
Net realized and unrealized
  gain (loss) on investments                     0.77        1.09        1.36        1.21       (0.35)

Total from investment operations                 1.87        2.08        2.36        2.01        0.52
                                           ----------  ----------  ----------  ----------  ----------
Dividends from net investment
  income to common shareholders                 (1.18)      (1.01)      (1.10)      (0.96)      (0.86)

Dividends from net realized gain
  on investments to common shareholders         (0.01)         --          --          --          --

Increase from dividends reinvested               0.01        0.01        0.03        0.01          --

Total dividends                                 (1.18)      (1.00)      (1.07)      (0.95)      (0.86)
                                           ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE: END OF YEAR               $    12.90  $    12.21  $    11.13  $     9.84  $     8.78
                                           ----------  ----------  ----------  ----------  ----------
PER SHARE MARKET VALUE: END OF YEAR        $    14.70  $    14.05  $    13.31  $    11.65  $     9.40
                                           ==========  ==========  ==========  ==========  ==========
Total investment return
  Market value                                  16.81%      17.25%      25.77%      35.50%      12.58%
  Net asset value(c)                            18.64%      22.51%      25.14%      23.72%       5.70%

Net assets (in millions):
  End of year                              $   126.52  $   119.02  $   107.61  $    94.40  $    83.59

Ratio of operating expenses
  to average net assets                          1.17%       1.45%       1.63%       1.65%       1.27%

Ratio of interest expense
  to average net assets                          0.57%       0.80%       0.89%       0.97%       1.08%

Ratio of total expenses before custodian
  reduction to average net assets                1.78%       2.28%       2.52%       2.62%       2.35%

Ratio of net expenses after custodian
  reduction to average net assets                1.74%       2.25%       2.52%       2.62%       2.35%

Ratio of net investment income
  to average net assets                          8.43%       8.45%       9.60%       8.55%       9.42%

Portfolio turnover                              34.14%      31.50%      51.25%      55.08%      35.32%

(A) CALCULATED USING AVERAGE SHARES.
(B) AMOUNT INCLUDES $0.10 PER SHARE IN LITIGATION PROCEEDS.
(C) NET ASSET VALUE RETURN REPRESENTS PORTFOLIO RETURNS BASED ON CHANGE IN THE TRUST'S NET ASSET VALUE
    ASSUMING THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS WHICH DIFFERS FROM THE TOTAL INVESTMENT
    RETURN BASED ON THE TRUST'S MARKET VALUE DUE TO THE DIFFERENCE BETWEEN THE TRUST'S NET ASSET VALUE
    AND THE MARKET VALUE OF ITS SHARES OUTSTANDING; PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Senior securities:
  Total principal amount (in millions)      $      12   $      12   $    22.5   $    22.5   $    22.5
  Asset coverage per $1,000 of indebtedness $  11,543   $  10,918   $   5,783   $   5,195   $   4,715

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS. 12

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities - 78.75%:(A)                           Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 73.90%

A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in Texas, Florida and Arizona.
12% Senior Subordinated Note due 2012                                    $   1,125,000   04/08/04   $   1,125,000   $   1,058,908
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                        1,230 shs.   04/08/04            --                12
Warrant, exercisable until 2012, to purchase
  preferred stock at $.01 per share (B)                                    33,505 shs.   03/23/06          33,860             335
                                                                                                    -------------   -------------
                                                                                                        1,158,860       1,059,255
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and countertops for houses and recreational vehicles.
12.5% Subordinated Note due 2012                                         $     775,862   02/29/00         734,067         775,862
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share                                              192 shs.   02/29/00         162,931         324,694
                                                                                                    -------------   -------------
                                                                                                          896,998       1,100,556
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and control cables, primarily for the mining and oil and gas industries.
12% Senior Subordinated Note due 2013                                    $     583,333   04/08/05         553,180         595,000
Limited Partnership Interest (B)                                            0.19% int.   04/07/05          41,667          87,507
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           66 shs.   04/08/05          64,833         138,810
                                                                                                    -------------   -------------
                                                                                                          659,680         821,317
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2010                                    $   1,125,000   01/22/04       1,029,447       1,145,170
Preferred Class A Unit (B)                                                  1,706 uts.          *         170,600         170,600
Common Class B Unit                                                        16,100 uts.   01/22/04               1          18,315
Common Class D Unit (B)                                                     3,690 uts.   09/12/06            --             4,198
                                                                                                    -------------   -------------
*01/22/04 AND 09/12/06.                                                                                 1,200,048       1,338,283
                                                                                                    -------------   -------------
ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
12% Senior Subordinated Note due 2012                                    $     861,702   05/18/05         811,574         872,505
Common Stock (B)                                                              263 shs.   05/18/05         263,298         268,416
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           69 shs.   05/18/05          59,362          70,371
                                                                                                    -------------   -------------
                                                                                                        1,134,234       1,211,292
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel, activewear and team uniforms.
12% Senior Subordinated Note due 2012                                    $     893,000   12/31/04         839,870         922,706
Common Stock (B)                                                              275 shs.         **         275,108         494,950
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           73 shs.   12/31/04          63,254         130,956
                                                                                                    -------------   -------------
**12/31/04, 03/31/05 AND 05/02/06.                                                                      1,178,232       1,548,612
                                                                                                    -------------   -------------

                                                                                                                               13

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
BETA BRANDS LTD.
A manufacturer of hard candy and chocolate-coated products sold primarily to the Canadian market.
5% Promissory Note due 2009 (B)                                          $      96,698   03/31/04   $      96,698   $        --
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                        2,421 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                           96,699            --
                                                                                                    -------------   -------------
BRAVO SPORTS HOLDING CORPORATION
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014                                  $   1,207,902   06/30/06       1,136,740       1,176,705
Preferred Stock Class A (B)                                                   465 shs.   06/30/06         141,946         134,850
Common Stock (B)                                                                 1 sh.   06/30/06             152             145
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          164 shs.   06/30/06          48,760               2
                                                                                                    -------------   -------------
                                                                                                        1,327,598       1,311,702
                                                                                                    -------------   -------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the retail and food service markets.
Limited Partnership Interest                                                1.81% int.   09/29/95          22,519          63,647
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
Preferred Membership Interests (B)                                            806 uts.   04/29/00           3,598             180
Common Membership Interests (B)                                            10,421 uts.   04/29/00          46,706           2,332
                                                                                                    -------------   -------------
                                                                                                           50,304           2,512
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)                                                               55 shs.          *             252          27,704
                                                                                                    -------------   -------------
*12/30/97 AND 05/29/99.

COEUR, INC.
A producer of proprietary, disposable power injection syringes.
8.75% Senior Secured Term Note due 2010                                  $     264,493   04/30/03         264,493         268,940
11.5% Senior Subordinated Note due 2011                                  $     242,754   04/30/03         227,143         245,122
Common Stock (B)                                                           72,464 shs.   04/30/03          72,463         142,827
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                       50,099 shs.   04/30/03          23,317          98,745
                                                                                                    -------------   -------------
                                                                                                          587,416         755,634
                                                                                                    -------------   -------------
COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal stampings.
10.62% Senior Secured Revolving
  Credit Facility due 2007 (C)                                           $      24,691   01/07/02          24,691          24,593
10.62% Senior Secured Tranche A Note due 2007 (C)                        $     403,358   06/26/01         403,358         400,429
13% Senior Secured Tranche B Note due 2008                               $     370,370   06/26/01         370,370         373,488
Limited Partnership Interest (B)                                            3.65% int.   06/26/01         185,185         941,666
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,163 shs.   06/26/01          45,370         311,015
                                                                                                    -------------   -------------
                                                                                                        1,028,974       2,051,191
                                                                                                    -------------   -------------

14

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
12% Senior Subordinated Note due 2012 (D)                                $   1,059,417          *   $     974,588   $     953,475
Limited Partnership Interest (B)                                            4.43% int.         **         103,135           1,031
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           92 shs.          *          84,829               1
                                                                                                    -------------   -------------
*08/12/04 AND 01/18/05. **08/12/04 AND 01/14/05.                                                        1,162,552         954,507
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for the global aerospace and defense industries.
12% Senior Subordinated Note due 2013                                    $   1,157,143   06/15/05       1,110,419       1,166,892
Common Stock (B)                                                              269 shs.        ***         278,521         242,388
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           54 shs.   06/15/05          53,295               1
                                                                                                    -------------   -------------
***06/15/05 AND 05/22/06.                                                                               1,442,235       1,409,281
                                                                                                    -------------   -------------
COREPHARMA LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
12% Senior Subordinated Note due 2013                                    $   1,350,000   08/04/05       1,284,609       1,363,500
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           10 shs.   08/04/05          72,617          35,827
                                                                                                    -------------   -------------
                                                                                                        1,357,226       1,399,327
                                                                                                    -------------   -------------
DAVIS-STANDARD LLC
A manufacturer, assembler, and installer of a broad range of capital equipment that is used in the extrusion, conversion, and processing of plastic materials.
12% Senior Subordinated Note due 2014                                    $     978,261   10/30/06         914,798         963,283
Limited Partnership Interest (B)                                          371,739 uts.   10/30/06         371,739         353,152
Warrant, exercisable until 2014, to purchase
  preferred stock at $.01 per share (B)                                        26 shs.   10/30/06          26,380            --
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           18 shs.   10/30/06          18,000            --
                                                                                                    -------------   -------------
                                                                                                        1,330,917       1,316,435
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of industrial magnets and subassemblies in North America and Europe.
Common Stock                                                                  310 shs.   07/19/01         185,869         426,449
Warrant, exercisable until 2007, to purchase
  common stock at $.01 per share                                              157 shs.   07/19/01          69,872         216,143
                                                                                                    -------------   -------------
                                                                                                          255,741         642,592
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive security systems, audio products and installation accessories.
Common Stock (B)                                                          126,817 shs.   12/19/05          40,518       1,306,847
Common Stock (B)                                                           68,301 shs.   06/17/06         942,350         782,046
Limited Partnership Interest (B)                                            4.61% int.       ****            --           188,164
                                                                                                    -------------   -------------
****12/22/99 AND 09/14/05.                                                                                982,868       2,277,057
                                                                                                    -------------   -------------

                                                                                                                               15

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment maintenance services and temporary production labor to industrial customers.
Membership Interests of MM/Lincap
  Diversco Investments Ltd. LLC (B)                                        13.57% int.   08/27/98   $     366,495   $        --
Preferred Stock (B)                                                         1,639 shs.   12/14/01       1,392,067         696,032
Warrants, exercisable until 2011, to purchase
  common stock of DHI Holdings, Inc. at $.01 per share (B)                  6,676 shs.          *         201,655            --
                                                                                                    -------------   -------------
*10/24/96 AND 08/28/98.                                                                                 1,960,217         696,032
                                                                                                    -------------   -------------
DUNCAN SYSTEMS, INC.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013                                    $     308,571   11/01/06         303,942         302,750
13% Senior Subordinated Note due 2014                                    $     488,572   11/01/06         434,739         478,071
Common Stock (B)                                                          102,857 shs.   11/01/06         102,857          97,714
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       32,294 shs.   11/01/06          44,663             323
                                                                                                    -------------   -------------
                                                                                                          886,201         878,858
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
Common Stock (B)                                                            3,656 shs.         **         365,600         380,224
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                        1,077 shs.   10/30/03          98,719         111,967
                                                                                                    -------------   -------------
**10/30/03 AND 01/02/04.                                                                                  464,319         492,191
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           11 shs.   06/28/04          40,875          72,676
                                                                                                    -------------   -------------
EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through independent pet stores.
12% Senior Subordinated Note due 2011                                    $     803,572        ***         783,149         811,608
Warrant, exercisable until 2011, to purchase
common stock at $.02 per share                                              2,163 shs.   09/24/04          20,893          45,273
                                                                                                    -------------   -------------
***09/24/04 AND 4/20/06.                                                                                  804,042         856,881
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural medicines and nutritional supplements.
Limited Partnership Interest (B)                                            0.70% int.   03/30/00         281,250          33,750
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                       15,415 shs.   03/30/00         135,000          22,500
                                                                                                    -------------   -------------
                                                                                                          416,250          56,250
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control center systems
Common Stock (B)                                                           45,000 shs.   05/06/04               6            --

F H S HOLDINGS LLC
A national provider of customized disease management services to large self-insured employers.
12% Senior Subordinated Note due 2014                                    $   1,265,625   06/01/06       1,178,426       1,285,097
Preferred Unit (B)                                                             84 uts.   06/01/06          83,530          75,177
Common Unit (B)                                                               844 uts.   06/01/06             844             759
Common Unit Class B (B)                                                       734 shs.   06/01/06          64,779          58,301
                                                                                                    -------------   -------------
                                                                                                        1,327,579       1,419,334
                                                                                                    -------------   -------------

16

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
FLUTES, INC.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2013                                    $     524,791   04/13/06   $     516,919   $     528,418
14% Senior Subordinated Note due 2014                                    $     315,599   04/13/06         282,970         318,158
Common Stock (B)                                                           62,535 shs.   04/13/06          62,535          56,282
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       17,680 shs.   04/13/06          27,676             177
                                                                                                    -------------   -------------
                                                                                                          890,100         903,035
                                                                                                    -------------   -------------
FOWLER HOLDING, INC.
Aprovider of site development services to residential homebuilders and developers in the
Raleigh/Durham region of North Carolina.
12% Senior Subordinated Note due 2013                                    $   1,252,174   02/03/06       1,131,875       1,235,862
Common Stock (B)                                                               98 shs.   02/03/06          97,826          88,047
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          135 shs.   02/03/06         110,348               1
                                                                                                    -------------   -------------
                                                                                                        1,340,049       1,323,910
                                                                                                    -------------   -------------
FUEL SYSTEMS HOLDING CORPORATION
An independent North American supplier of fuel tanks for a wide variety of commercial vehicles.
12% Senior Subordinated Note due 2014                                    $   1,237,500   01/31/06       1,153,828       1,258,023
Common Stock (B)                                                          112,500 shs.   01/31/06         112,500         101,250
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       73,275 shs.   01/31/06          63,113             733
                                                                                                    -------------   -------------
                                                                                                        1,329,441       1,360,006
                                                                                                    -------------   -------------
H M HOLDING COMPANY
A designer, manufacturer, and importer of promotional and wood furniture.
12% Senior Subordinated Note due 2013                                    $   1,170,000   02/10/06       1,088,439       1,133,764
Common Stock (B)                                                              180 shs.   02/10/06         180,000         144,000
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           67 shs.   02/10/06          61,875               1
                                                                                                    -------------   -------------
                                                                                                        1,330,314       1,277,765
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in manufacturing and marketing entities.
Series A Preferred Units (B)                                                0.30% int.   07/21/94          91,867            --

HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and wall decor products.
12.5% Senior Subordinated Note due 2012                                  $   1,081,731          *         993,714       1,105,240
Common Stock (B)                                                               33 shs.          *          33,216          44,369
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                          106 shs.          *         105,618         141,066
                                                                                                    -------------   -------------
*06/30/04 AND 08/19/04.                                                                                 1,132,548       1,290,675
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network systems for the industrial and office environments.
12% Senior Secured Note due 2007                                         $     949,004   03/01/04         938,546         711,753
Common Stock (B)                                                              130 shs.   06/01/00         149,500            --
                                                                                                    -------------   -------------
                                                                                                        1,088,046         711,753
                                                                                                    -------------   -------------

                                                                                                                               17

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
ITC^DELTACOM, INC.
A provider of integrated communications services in the southeastern United States.
13.88% Senior Secured Note due 2009 (C)                                  $   1,184,808   07/26/05   $   1,161,309   $   1,187,637
17.38% Senior Secured Note due 2009 (C)                                  $     192,284   07/26/05         169,489         192,200
Warrant, exercisable until 2009, to purchase
  convertible preferred stock at $.01 per share (B)                        54,468 shs.   07/26/05          18,156         138,349
                                                                                                    -------------   -------------
                                                                                                        1,348,954       1,518,186
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various industrial markets.
13% Senior Subordinated Note due 2008                                    $     510,187   08/04/00         489,272         505,085
14% Cumulative Redeemable Preferred Stock Series A (B)                        153 shs.   08/04/00         153,119         148,525
Limited Partnership Interest of
  Saw Mill Capital Fund II, L.P. (B)                                        1.30% int.   08/03/00         469,245         375,461
Warrants, exercisable until 2008 and 2009, to purchase
  common stock at $.01 per share (B)                                       26,931 shs.   08/04/00          61,101          21,544
                                                                                                    -------------   -------------
                                                                                                        1,172,737       1,050,615
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets and containers.
12% Senior Subordinated Note due 2011                                    $     843,750   12/15/04         800,394         852,188
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          594 shs.   12/15/04          53,528          41,672
                                                                                                    -------------   -------------
                                                                                                          853,922         893,860
                                                                                                    -------------   -------------
K N B HOLDINGS CORPORATION
A designer, manufacturer and marketer of products for the custom framing market.
13.5% Senior Subordinated Note due 2013                                  $   1,285,669   05/25/06       1,224,165       1,282,434
Common Stock (B)                                                           71,053 shs.   05/25/06          71,053          63,948
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,600 shs.   05/25/06          37,871             436
                                                                                                    -------------   -------------
                                                                                                        1,333,089       1,346,818
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and notions to consumers.
8.87% Senior Secured Revolving Note due 2007 (C)                         $      62,902   06/16/00          62,902          63,165
8.87% Senior Secured Tranche A Note due 2007 (C)                         $      78,627   07/19/00          78,627          78,279
12% Senior Secured Tranche B Note due 2008                               $     314,509   06/16/00         307,577         316,523
Limited Partnership Interest of
  Riverside XVI Holding Company, L.P. (B)                                   3.02% int.   06/12/00         190,563         184,682
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                          633 shs.   06/12/00          26,209          61,908
                                                                                                    -------------   -------------
                                                                                                          665,878         704,557
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
12% Senior Subordinated Note due 2012                                    $     969,643   02/27/04         897,914         998,732
Preferred Stock (B)                                                            12 shs.   11/24/04         237,794         241,915
Common Stock (B)                                                                6 shs.   02/27/04           6,814         125,367
Warrant, exercisable until 2012, to purchase
  common stock at $.02 per share (B)                                            6 shs.   02/27/04           4,124         114,661
                                                                                                    -------------   -------------
                                                                                                        1,146,646       1,480,675
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
Common Stock                                                               28,577 shs.   02/08/05         137,444         146,086
                                                                                                    -------------   -------------

18

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external accessories for new and used sport utility vehicles, trucks and vans.
12.5% Senior Subordinated Note due 2008                                  $   2,036,000          *   $   1,913,294   $   1,730,600
Common Stock (B)                                                            3,057 shs.          *         213,998           3,363
Warrant, exercisable until 2008, to purchase
  common stock at $.11 per share (B)                                        8,245 shs.          *         318,838            --
                                                                                                    -------------   -------------
*12/23/98 AND 01/28/99.                                                                                 2,446,130       1,733,963
                                                                                                    -------------   -------------
MAGNATECH INTERNATIONAL, INC.
A supplier of process equipment and related parts used in the manufacturing of medium and high-pressure reinforced hoses.
12% Senior Subordinated Note due 2014                                    $     675,000   04/05/06         628,522         681,138
13% Preferred Stock (B)                                                       299 shs.   04/05/06         299,295         284,335
Common Stock (B)                                                               66 shs.   04/05/06          66,202          62,890
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            7 shs.   04/05/06           6,832            --
                                                                                                    -------------   -------------
                                                                                                        1,000,851       1,028,363
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of wine bottles.
9.87% Senior Secured Tranche A Note due 2010 (C)                         $     382,783   09/03/04         382,783         384,625
12% Senior Secured Tranche B Note due 2011                               $     179,104   09/03/04         161,544         180,060
Limited Partnership Interest (B)                                            4.48% int.   09/03/04          33,582          30,722
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          243 shs.   09/03/04          22,556          22,198
                                                                                                    -------------   -------------
                                                                                                          600,465         617,605
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and related shut-off valves and control valves.
12% Senior Subordinated Note due 2012                                    $     549,837   09/30/04         507,885         566,089
8.75% Senior Subordinated Note due 2012                                  $     660,322   09/30/04         660,322         680,840
Common Stock (B)                                                          218,099 shs.   09/30/04         218,099         480,908
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                       87,755 shs.   09/30/04          51,941         193,500
                                                                                                    -------------   -------------
                                                                                                        1,438,247       1,921,337
                                                                                                    -------------   -------------
MEDASSIST, INC.
A provider of patient eligibility and accounts receivable management services to hospitals and physician practices.
8% Preferred Stock (B)                                                         44 shs.   10/28/04          44,289          44,646
Common Stock (B)                                                           13,863 shs.   10/28/04          18,576          43,432
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       47,090 shs.   05/01/03          21,534         147,537
                                                                                                    -------------   -------------
                                                                                                           84,399         235,615
                                                                                                    -------------   -------------
MICROGROUP, INC.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
12% Senior Subordinated Note due 2013                                    $   1,421,795         **       1,337,558       1,447,925
Common Stock (B)                                                              238 shs.         **         238,000         435,673
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           87 shs.         **          86,281         158,911
                                                                                                    -------------   -------------
**08/12/05 AND 09/11/06.                                                                                1,661,839       2,042,509
                                                                                                    -------------   -------------

                                                                                                                               19

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
MOMENTUM HOLDING CO.
A designer and supplier of upholstery fabric to commercial furniture manufacturers and architectural and design firms.
12% Senior Subordinated Note due 2014                                    $     618,802   08/04/06   $     551,243   $     626,742
Limited Partnership Interest (B)                                           56,198 uts.   08/04/06          56,198          50,578
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                          586 shs.   08/04/06          56,705               6
                                                                                                    -------------   -------------
                                                                                                          664,146         677,326
                                                                                                    -------------   -------------
MONESSEN HOLDING CORPORATION
A designer and manufacturer of a broad line of gas, wood and electric hearth products and accessories.
12% Senior Subordinated Note due 2014                                    $   1,350,000   03/31/06       1,253,658       1,284,120
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           81 shs.   03/31/06          73,125               1
                                                                                                    -------------   -------------
                                                                                                        1,326,783       1,284,121
                                                                                                    -------------   -------------
MORTON INDUSTRIAL GROUP, INC.
A manufacturer of highly engineered metal fabricated components.
12% Senior Subordinated Note due 2014                                    $   1,292,246   08/25/06       1,188,781       1,313,626
Common Stock (B)                                                           57,754 shs.   08/25/06          57,754          51,979
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                       91,923 shs.   08/25/06          79,380             919
                                                                                                    -------------   -------------
                                                                                                        1,325,915       1,366,524
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit structures.
9.37% Senior Secured Revolving Note due 2010 (C)                         $      94,118   07/03/06          94,118          94,923
9.37% Senior Secured Tranche A Note due 2010 (C)                         $     529,412   12/21/05         524,118         532,217
12% Senior Secured Tranche B Note due 2010                               $     200,000   12/21/05         177,059         202,571
Limited Partnership Interest of
  Riverside Capital Appreciation Fund I, L.P. (B)                          19.20% int.          *              29          68,849
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                          122 shs.   12/21/05          20,941          11,925
                                                                                                    -------------   -------------
*09/20/00 AND 05/23/02.                                                                                   816,265         910,485
                                                                                                    -------------   -------------
NABCO, INC.
A producer of explosive containment vessels in the United States.
12% Senior Subordinated Note due 2014                                    $     330,882   02/24/06         305,770         323,659
Limited Partnership Interest (B)                                              344 uts.   02/24/06         344,120         326,914
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)                                             26 shs.   02/24/06          19,687            --
                                                                                                    -------------   -------------
                                                                                                          669,577         650,573
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and sportswear to schools.
12.5% Senior Subordinated Note due 2011                                  $     562,500   01/31/03         497,912         573,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                          112 shs.   01/31/03          95,625         159,856
                                                                                                    -------------   -------------
                                                                                                          593,537         733,606
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel chips in North America.
12.25% Senior Subordinated Note due 2012                                 $     986,538   03/29/04         982,661         993,037
10% Preferred Stock (B)                                                       135 shs.   03/29/04         135,044         135,691
Common Stock (B)                                                            3,418 shs.   03/29/04           3,418          38,053
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                        4,565 shs.   03/29/04           3,877          50,818
                                                                                                    -------------   -------------
                                                                                                        1,125,000       1,217,599
                                                                                                    -------------   -------------

20

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
NYLONCRAFT, INC.
A supplier of engineered plastic components for the automotive industry.
9% Senior Secured Note due 2009                                          $     464,286   01/28/02   $     464,286   $     441,072
11.5% Senior Subordinated Note due 2012                                  $     857,143   01/28/02         798,500         428,572
Common Stock (B)                                                          178,571 shs.   01/28/02         178,571            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      138,928 shs.   01/28/02          92,597            --
                                                                                                    -------------   -------------
                                                                                                        1,533,954         869,644
                                                                                                    -------------   -------------
O R S NASCO HOLDING, INC.
A wholesale distributor of industrial supplies in North America.
13% Senior Subordinated Note due 2013                                    $   1,256,152   12/20/05       1,182,417       1,281,275
Common Stock (B)                                                           93,848 shs.   12/20/05          93,848          84,463
Warrant, exercisable until 2015, to purchase
  common stock at $.01 per share (B)                                       52,820 shs.   12/20/05          52,292             528
                                                                                                    -------------   -------------
                                                                                                        1,328,557       1,366,266
                                                                                                    -------------   -------------
OAKRIVER TECHNOLOGY, INC.
Designs, engineers and assembles high precision automated process equipment for the medical device industry, with a focus on defibrillators and stents.
10% Senior Secured Note due 2012                                         $     323,115   01/03/06         318,268         321,624
13% Senior Subordinated Note due 2013                                    $     392,709   01/03/06         351,682         391,024
Common Stock (B)                                                          184,176 shs.   01/03/06         184,176         165,758
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                       43,073 shs.   01/03/06          35,900             431
                                                                                                    -------------   -------------
                                                                                                          890,026         878,837
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California and British Columbia.
12% Senior Subordinated Note due 2008                                    $     803,000   08/07/98         803,000         776,556
12% Senior Subordinated Note due 2008                                    $     244,154   02/09/00         239,963         240,907
Limited Partnership Interest of Riverside VIII, VIII-A and
  VIII-B Holding Company, L.P.                                             10.66% int.          *         808,386         808,347
Warrants, exercisable until 2007 and 2008, to purchase
  common stock at $.01 per share (B)                                       15,166 shs.         **         206,041         204,198
                                                                                                    -------------   -------------
*08/07/98, 02/23/99, 12/22/99 AND 02/25/03. **08/07/98 AND 02/29/00.                                    2,057,390       2,030,008
                                                                                                    -------------   -------------
ONTARIO DRIVE & GEAR LTD.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
13% Senior Subordinated Note due 2013                                    $   1,047,115   01/17/06         944,412       1,051,993
Limited Partnership Interest (B)                                            1,942 uts.   01/17/06         302,885         272,597
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          328 shs.   01/17/06          90,424               3
                                                                                                    -------------   -------------
                                                                                                        1,337,721       1,324,593
                                                                                                    -------------   -------------
OVERTON'S HOLDING COMPANY
A marketer of marine and water sports accessories in the United States.
12% Senior Subordinated Note due 2014                                    $     962,104   04/28/06         900,817         965,315
Common Stock (B)                                                               50 shs.   04/28/06          50,000          45,000
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           49 shs.   04/28/06          44,322            --
                                                                                                    -------------   -------------
                                                                                                          995,139       1,010,315
                                                                                                    -------------   -------------

                                                                                                                               21

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
P A S HOLDCO LLC
An independent provider of maintenance, repair and overhaul services to the aerospace gas turbine engine and airframe markets.
14% Senior Subordinated Note due 2014                                    $   1,153,231   07/03/06   $   1,094,990   $   1,152,181
Preferred Unit (B)                                                            202 uts.   07/03/06         202,320         192,204
Preferred Unit (B)                                                             36 uts.   07/03/06          36,420          34,599
Common Unit Class I (B)                                                        78 uts.   07/03/06            --                 1
Common Unit Class L (B)                                                        17 uts.   07/03/06            --              --
                                                                                                    -------------   -------------
                                                                                                        1,333,730       1,378,985
                                                                                                    -------------   -------------
P I I HOLDING CORPORATION
A manufacturer of plastic film and bags for the general industrial, medical, and food industries.
12% Senior Subordinated Note due 2013                                    $   1,215,000   03/31/06       1,136,027       1,216,049
Preferred Stock (B)                                                            19 shs.   03/31/06         174,492         165,788
Common Stock (B)                                                               12 shs.   03/31/06          13,500          12,150
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                            7 shs.   03/31/06           5,888            --
                                                                                                    -------------   -------------
                                                                                                        1,329,907       1,393,987
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care and food packaging markets.
12% Senior Subordinated Note due 2008                                    $   1,125,000   12/19/00       1,073,876       1,116,048
Membership Interests of MM/Lincap
  PPI Investments, Inc., LLC (B)                                            1.28% int.   12/21/00         140,625         148,258
                                                                                                    -------------   -------------
                                                                                                        1,214,501       1,264,306
                                                                                                    -------------   -------------
POSTLE ALUMINUM COMPANY LLC
A manufacturer and distributor of aluminum extruded products.
12% Senior Subordinated Note due 2014                                    $   1,080,000   10/02/06         998,951       1,074,663
Limited Partnership Interest (B)                                              733 uts.   10/02/06         270,000         256,499
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                          182 shs.   10/02/06          65,988               2
                                                                                                    -------------   -------------
                                                                                                        1,334,939       1,331,164
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products, related breeding and healthcare products and specialty genetics sold to the dairy and beef industries.
9.8% Redeemable Exchangeable Preferred Stock (B)                              332 shs.   08/12/94          33,217            --
Common Stock (B)                                                              867 shs.          *          42,365            --
                                                                                                    -------------   -------------
*11/14/01 AND 08/12/94.                                                                                    75,582            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and chassis products.
12% Senior Subordinated Note due 2012                                    $     937,500   05/28/04         785,250         947,784
Common Stock                                                              187,500 shs.   05/28/04         187,500         216,000
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share                                          199,969 shs.   05/28/04         199,969         230,364
                                                                                                    -------------   -------------
                                                                                                        1,172,719       1,394,148
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies to major restaurant chains and their franchisees.
14% Senior Subordinated Note due 2012 (D)                                $   1,002,475   07/09/04         976,254            --
Limited Partnership Interest (B)                                            4.90% int.   07/09/04         137,195            --
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          280 shs.   07/09/04          25,973            --
                                                                                                    -------------   -------------
                                                                                                        1,139,422            --
                                                                                                    -------------   -------------

22

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
R A J MANUFACTURING HOLDINGS LLC
A designer and manufacturer of women's swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014                                  $   1,200,277   12/15/06   $   1,106,663   $   1,175,644
Limited Partnership Interest (B)                                            1,497 uts.   12/15/06         149,723         142,237
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                            2 shs.   12/15/06          69,609            --
                                                                                                    -------------   -------------
                                                                                                        1,325,995       1,317,881
                                                                                                    -------------   -------------
RADIAC ABRASIVES, INC.
A manufacturer of bonded abrasive and super abrasive grinding wheels in the United States.
12% Senior Subordinated Note due 2014                                    $   1,196,809   02/10/06       1,114,411       1,218,999
Common Stock (B)                                                          153,191 shs.   02/10/06         153,191         137,872
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                       69,647 shs.   02/10/06          63,421             696
                                                                                                    -------------   -------------
                                                                                                        1,331,023       1,357,567
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice channels.
13% Senior Subordinated Note due 2011 (D)                                $     975,000   09/29/04         891,404         780,000
Limited Partnership Interest (B)                                           21,500 uts.   09/29/04         150,000            --
18% Preferred Stock (B)                                                    75,000 shs.   11/16/06          75,000          75,000
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,481 shs.   09/29/04          83,596            --
                                                                                                    -------------   -------------
                                                                                                        1,200,000         855,000
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured marble bathroom products.
12.5% Senior Subordinated Note due 2011                                  $     562,500   11/14/03         514,735         573,750
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                           74 shs.   11/14/03          65,089          92,853
                                                                                                    -------------   -------------
                                                                                                          579,824         666,603
                                                                                                    -------------   -------------
SAFETY SPEED CUT MANUFACTURING COMPANY, INC
A manufacturer of vertical panel saws and routers for the wood working industry.
8.87% Senior Secured Tranche A Note due 2007 (C)                         $     161,522   06/02/99         161,522         161,522
12% Senior Secured Tranche B Note due 2007                               $     646,089   06/02/99         646,089         646,089
Class B Common Stock (B)                                                      846 shs.   06/02/99         146,456         602,800
                                                                                                    -------------   -------------
                                                                                                          954,067       1,410,411
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
12% Senior Subordinated Note due 2012                                    $     814,655   09/10/04         765,149         821,280
Common Stock (B)                                                              310 shs.   09/10/04         310,345         248,347
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                           71 shs.   09/10/04          60,129          56,607
                                                                                                    -------------   -------------
                                                                                                        1,135,623       1,126,234
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
Limited Partnership Interest of MHD Holdings LLC                            0.76% int.   08/29/00         363,576            --
                                                                                                    -------------   -------------

                                                                                                                               23

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
STANTON CARPET HOLDING CO.
A designer and marketer of high and mid-priced decorative carpets and rugs.
12.13% Senior Subordinated Note due 2014                                 $   1,185,366   08/01/06   $   1,113,468   $   1,189,678
Common Stock (B)                                                              165 shs.   08/01/06         164,634         148,167
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           55 shs.   08/01/06          49,390               1
                                                                                                    -------------   -------------
                                                                                                        1,327,492       1,337,846
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment fabrication and installation services.
Warrant, exercisable until 2008, to purchase
  common stock at $.01 per share (B)                                       61,862 shs.   01/14/00         382,501            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic injection molding process.
Limited Partnership Interest (B)                                            1.05% int.   08/20/03          33,462           7,465
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       45,942 shs.   08/21/03          10,249          10,249
                                                                                                    -------------   -------------
                                                                                                           43,711          17,714
                                                                                                    -------------   -------------
TANGENT RAIL CORPORATION
A manufacturer of rail ties and provides specialty services to the North American railroad industry.
13% Senior Subordinated Note due 2013                                    $   1,173,909   10/14/05       1,008,884       1,197,387
Preferred Stock                                                               701 shs.   10/14/05          70,078          72,254
Common Stock (B)                                                            1,167 shs.   10/14/05           1,167           1,050
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                          618 shs.   10/14/05         155,860               6
                                                                                                    -------------   -------------
                                                                                                        1,235,989       1,270,697
                                                                                                    -------------   -------------
TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
8.64% Senior Secured Tranche B Note due 2012 (C)                         $     912,655   04/28/06         910,259         903,346
12% Senior Subordinated Note due 2014                                    $     664,062          *         632,101         666,577
Limited Partnership Interest of
  Saw Mill Capital Fund V, L.P  . 2.30% int                                   03/01/05                    123,281         110,955
Warrant, exercisable until 2016, to purchase
  common stock at $.01 per share (B)                                           41 shs.   04/28/06          34,627            --
                                                                                                    -------------   -------------
*04/28/06 and 09/13/06.                                                                                 1,700,268       1,680,878
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2009                                    $   1,356,000   02/05/98       1,285,366       1,356,000
Common Stock (B)                                                              315 shs.   02/04/98         315,000         221,130
Warrant, exercisable until 2009, to purchase
  common stock at $.01 per share (B)                                          222 shs.   02/05/98         184,416         155,844
                                                                                                    -------------   -------------
                                                                                                        1,784,782       1,732,974
                                                                                                    -------------   -------------
TRANSTAR HOLDING COMPANY
A distributor of aftermarket automotive transmission parts
12% Senior Subordinated Note due 2013                                    $     918,000   08/31/05         880,660         944,514
Common Stock (B)                                                              432 shs.   08/31/05         432,000         410,400
Warrant, exercisable until 2013, to purchase
  common stock at $.01 per share (B)                                           46 shs.   08/31/05          41,021            --
                                                                                                    -------------   -------------
                                                                                                        1,353,681       1,354,914
                                                                                                    -------------   -------------

24

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support equipment for the business, commuter and commercial aviation markets.
10.5% Senior Secured Term Note due 2008                                  $     451,394   01/20/00   $     451,394   $     453,225
12% Senior Subordinated Note due 2010                                    $     758,100   01/20/00         735,787         773,124
Common Stock (B)                                                          129,960 shs.   01/20/00         129,960         329,838
Warrant, exercisable until 2010, to purchase
  common stock at $1 per share (B)                                        148,911 shs.   01/20/00          56,316         377,936
                                                                                                    -------------   -------------
                                                                                                        1,373,457       1,934,123
                                                                                                    -------------   -------------
TRUCK BODIES & EQUIPMENT INTERNATIONAL
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013                                    $   1,222,698          *       1,141,888       1,266,483
Common Stock (B)                                                              393 shs.          *         423,985         966,671
Warrant, exercisable until 2013, to purchase
  common stock at $.02 per share (B)                                           81 shs.          *          84,650         199,634
                                                                                                    -------------   -------------
*07/19/05 AND 12/22/05.                                                                                 1,650,523       2,432,788
                                                                                                    -------------   -------------
TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
12.5% Senior Subordinated Note due 2010                                  $     562,500   04/11/03         532,625         573,654
Warrant, exercisable until 2010, to purchase
  common stock at $.01 per share (B)                                        3,060 shs.   04/11/03          50,625         104,669
                                                                                                    -------------   -------------
                                                                                                          583,250         678,323
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, sale and servicer of finishing machinery for the knit and woven segments of the global textile industry.
12% Senior Subordinated Note due 2014                                    $     705,457   05/28/04         643,782         699,863
8.75% Senior Secured Note due 2011                                       $     409,310   05/28/04         409,310         408,949
Common Stock (B)                                                          385,233 shs.   05/28/04         385,233         327,448
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                      116,521 shs.   05/28/04          74,736           1,165
                                                                                                    -------------   -------------
                                                                                                        1,513,061       1,437,425
                                                                                                    -------------   -------------
U S S HOLDINGS, INC.
A producer of high grade industrial and specialty silica sands.
14% Redeemable Preferred Stock (B)                                            499 shs.   09/30/99         272,912         466,871
Convertible Preferred Stock Series A and B, convertible
  into common stock at $8.02 per share (B)                                 72,720 shs.   12/19/96         583,365            --
Common Stock (B)                                                           10,013 shs.   09/30/99         399,505            --
Warrants, exercisable until 2010, to
  purchase common stock at $.01 per share (B)                               2,459 shs.         **          64,182            --
                                                                                                    -------------   -------------
**12/19/96 AND 09/30/99.                                                                                1,319,964         466,871
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
12.5% Senior Subordinated Note due 2012                                  $     996,500   04/30/04         907,638         996,500
Common Stock (B)                                                               96 shs.   04/30/04          96,400         144,889
Warrant, exercisable until 2012, to purchase
  common stock at $.01 per share (B)                                          122 shs.   04/30/04         112,106         183,366
                                                                                                    -------------   -------------
                                                                                                        1,116,144       1,324,755
                                                                                                    -------------   -------------

                                                                                                                               25

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities:(A) continued                          Principal Amount    Date          Cost        Fair Value
---------------------------------------------------------------------------------------------------------------------------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in other entities.
Series A Preferred Units (B)                                                0.04% int.   12/02/96   $           1   $        --
                                                                                                    -------------   -------------
VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused on the foodservice industry.
13% Senior Subordinated Note due 2011                                    $     999,153   09/24/04         921,681         899,238
Common Stock (B)                                                           14,006 shs.          *         140,064         112,048
Warrant, exercisable until 2011, to purchase
  common stock at $.01 per share (B)                                       12,593 shs.   09/24/04          98,938         100,744
                                                                                                    -------------   -------------
*09/24/04 AND 12/22/06                                                                                  1,160,683       1,112,030
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
12.5% Senior Subordinated Note due 2012                                  $     900,000   07/19/04         785,152         825,750
Limited Partnership Interest Class A (B)                                    0.93% int.   07/19/04         219,375         186,469
Limited Partnership Interest Class B (B)                                    0.41% int.   07/19/04          96,848          82,321
                                                                                                    -------------   -------------
                                                                                                        1,101,375       1,094,540
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods apparel.
12.36% Senior Subordinated Lien Note due 2009 (C)                        $     444,079   07/12/04         444,079         444,701
14% Senior Subordinated Note due 2012                                    $     574,613   07/12/04         573,282         586,105
Limited Partnership Interest (B)                                            0.20% int.   07/12/04          19,737         390,425
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                        2,133 shs.   07/12/04           1,500          42,198
                                                                                                    -------------   -------------
                                                                                                        1,038,598       1,463,429
                                                                                                    -------------   -------------
WELLBORN FOREST HOLDING CO.
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2014                                 $     911,250   11/30/06         847,271         891,749
Common Stock (B)                                                              101 shs.   11/30/06         101,250          96,188
Warrant, exercisable until 2014, to purchase
  common stock at $.01 per share (B)                                           51 shs.   11/30/06          45,790               1
                                                                                                    -------------   -------------
                                                                                                          994,311         987,938
                                                                                                    -------------   -------------
TOTAL PRIVATE PLACEMENT INVESTMENTS                                                                 $  91,700,517   $  93,493,887
                                                                                                    -------------   -------------

26

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                                       Shares or
                                                             Interest      Due         Principal
Corporate Restricted Securities:(A) continued                  Rate        Date         Amount           Cost         Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Rule 144A Securities - 4.85%: (A)

BONDS - 4.85%
A E S Corporation                                              8.750%    05/15/13    $    425,000    $    467,406    $    455,281
A E S Corporation                                              9.000     05/15/15         175,000         175,000         188,125
Bombardier, Inc.                                               6.300     05/01/14         500,000         440,315         470,000
Charter Communications Op LLC                                  8.000     04/30/12         250,000         249,375         259,688
Douglas Dynamics LLC                                           7.750     01/15/12         325,000         326,610         305,500
G F S I, Inc. (C)                                             11.500     06/01/11         375,000         340,343         367,500
H C A, Inc.                                                    9.250     11/15/16         500,000         508,733         535,625
Idearc, Inc.                                                   8.000     11/15/16         300,000         300,000         304,500
Opti Canada, Inc.                                              8.250     12/15/14         200,000         200,000         205,500
Packaging Dynamics Corporation of America                     10.000     05/01/16         850,000         859,989         850,000
Rental Service Corporation                                     9.500     12/01/14         500,000         507,435         516,250
Stewart & Stevenson LLC                                       10.000     07/15/14         600,000         613,244         630,000
T C W Lev Income Trust LP                                      8.410     11/30/07         330,002         330,002         277,564
Tenaska Alabama Partners LP                                    7.000     06/30/21         179,304         179,304         178,076
Titan International, Inc.                                      8.000     01/15/12          70,000          70,000          70,438
Tunica-Biloxi Gaming Authority                                 9.000     11/15/15         500,000         516,411         517,500
                                                                                                     ------------    ------------
TOTAL BONDS                                                                                          $  6,084,167       6,131,547
                                                                                                     ------------    ------------
WARRANTS - 0.00%
Winsloew Furniture, Inc. (B)                                                                  700    $          7    $       --
                                                                                                     ------------    ------------
TOTAL WARRANTS                                                                                                  7            --
                                                                                                     ------------    ------------

TOTAL RULE 144A SECURITIES                                                                              6,084,174       6,131,547
                                                                                                     ------------    ------------

TOTAL CORPORATE RESTRICTED SECURITIES                                                                $ 97,784,691    $ 99,625,434
                                                                                                     ------------    ------------

                                                                                                                               27

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                             Interest      Due         Principal
Corporate Public Securities-- 27.84%:(A)                       Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------

BONDS - 26.58%
Allied Waste NA                                                7.875%    04/15/13    $    500,000    $    513,506    $    515,625
Appleton Papers, Inc.                                          8.125     06/15/11         250,000         250,000         255,000
Argo Tech Corporation                                          9.250     06/01/11         425,000         425,000         459,000
Arrow Electronics, Inc.                                        7.000     01/15/07         500,000         500,579         500,197
Atlas Pipeline Partners                                        8.125     12/15/15         600,000         612,415         616,500
BCP Crystal US Holdings Corporation                            9.625     06/15/14         355,000         355,000         392,275
Basic Energy Services                                          7.125     04/15/16         625,000         610,043         615,625
Blockbuster, Inc. (C)                                          9.000     09/01/12         275,000         276,316         266,063
Cablevision Systems Corporation                                8.000     04/15/12         500,000         506,862         491,250
Cadmus Communications Corporation                              8.375     06/15/14         500,000         497,375         497,500
Chemed Corporation                                             8.750     02/24/11         600,000         600,000         621,000
Chesapeake Energy Corporation                                  7.000     08/15/14         650,000         674,161         660,563
Cincinnati Bell, Inc.                                          8.375     01/15/14         550,000         503,750         565,125
Clayton Williams Energy, Inc.                                  7.750     08/01/13         575,000         557,000         530,438
Del Monte Corporation                                          8.625     12/15/12         200,000         200,000         211,000
Dominos Pizza, Inc.                                            8.250     07/01/11         109,000         108,213         112,951
Dynegy Holdings, Inc.                                          8.375     05/01/16         665,000         676,736         698,250
Edison Mission Energy                                          7.750     06/15/16         235,000         235,000         249,100
El Paso Corporation                                            7.875     06/15/12         250,000         263,663         268,125
Electronic Data Systems Corporation                            7.125     10/15/09         500,000         503,903         521,252
Esterline Technologies                                         7.750     06/15/13         175,000         175,000         178,500
Exco Resources, Inc.                                           7.250     01/15/11         500,000         488,750         507,500
Ford Motor Credit Co.                                          7.375     10/28/09         750,000         748,125         751,598
Ford Motor Credit Co.                                          8.000     12/15/16         150,000         147,483         148,778
Gencorp, Inc.                                                  9.500     08/15/13         130,000         130,000         137,800
Geo Sub Corporation                                           11.000     05/15/12         500,000         516,143         482,500
General Motors Acceptance Corporation                          5.850     01/14/09         750,000         742,308         747,158
Goodyear Tire & Rubber Co.                                     7.857     08/15/11         350,000         327,250         351,750
Goodyear Tire & Rubber Co.                                     9.000     07/01/15         100,000         102,000         104,750
GulfMark Offshore, Inc.                                        7.750     07/15/14         300,000         298,725         306,000
Harrah's Operating Co.                                         6.500     06/01/16         450,000         399,000         402,908
Inergy LP                                                      8.250     03/01/16          75,000          75,000          78,750
Intelsat Subsidiary Holding Company Ltd. (C)                  10.484     01/15/12         475,000         479,353         479,156
Interline Brands, Inc.                                         8.125     06/15/14         150,000         148,925         154,125
Iron Mountain, Inc.                                            8.750     07/15/18         500,000         515,655         530,000
K 2, Inc.                                                      7.375     07/01/14         150,000         150,528         151,500
Koppers, Inc.                                                  9.875     10/15/13         170,000         170,000         184,875
Lazard LLC                                                     7.125     05/15/15         375,000         374,704         388,431
Leucadia National Corporation                                  7.000     08/15/13         350,000         355,939         355,250
Liberty Media Corporation                                      5.700     05/15/13         500,000         475,805         471,069
Lodgenet Entertainment Corporation                             9.500     06/15/13         375,000         375,000         404,063
M G M Mirage, Inc.                                             6.000     10/01/09         225,000         226,974         224,438
Mac-Gray Corporation                                           7.625     08/15/15         300,000         300,000         304,500
Majestic Star Casino LLC                                       9.500     10/15/10         250,000         250,000         262,500
Manitowoc Company, Inc.                                        7.125     11/01/13         100,000         100,000         101,000
Markwest Energy Operating Co.                                  6.875     11/01/14         550,000         532,750         530,750

28

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                             Interest      Due         Principal
Corporate Public Securities:(A) continued                      Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------

BONDS, CONTINUED
Mediacom LLC                                                   9.500%    01/15/13    $    750,000    $    745,553    $    772,500
Metaldyne Corporation (C)                                     10.000     11/01/13         340,000         341,882         363,800
N R G Energy, Inc.                                             7.375     02/01/16         600,000         598,750         603,000
Nalco Co.                                                      7.750     11/15/11         250,000         250,000         255,625
National Wine & Spirits, Inc.                                 10.125     01/15/09          25,000          25,233          25,000
Neiman Marcus Group, Inc.                                     10.375     10/15/15         600,000         600,000         667,500
Nextel Communications, Inc.                                    7.375     08/01/15         400,000         408,834         410,170
North American Energy Partners                                 8.750     12/01/11         200,000         200,000         201,000
Nova Chemicals Corporation (C)                                 8.502     11/15/13         215,000         215,000         215,000
NTLCable PLC                                                   9.125     08/15/16         690,000         709,720         728,813
O E D Corp/Diamond Jo Company Guarantee                        8.750     04/15/12         500,000         492,980         495,000
Offshore Logistics, Inc.                                       6.125     06/15/13         350,000         350,000         330,750
PQ Corporation                                                 7.500     02/15/13         685,000         677,350         674,725
Pacific Energy Partners                                        7.125     06/15/14         250,000         251,860         256,553
Pacific Energy Partners                                        6.250     09/15/15         100,000          99,544          97,764
Petrohawk Energy Corporation                                   9.125     07/15/13         500,000         498,992         525,000
Pinnacle Foods Group                                           8.250     12/01/13         225,000         225,000         230,344
Pliant Corporation (C)                                        11.850     06/15/09         681,103         686,506         743,252
Primedia, Inc.                                                 8.000     05/15/13         500,000         513,632         483,750
Quicksilver Resources, Inc                                     7.125     04/01/16         600,000         583,125         586,500
Rent-A-Center, Inc.                                            7.500     05/01/10         250,000         250,000         250,625
Rock-Tenn Co.                                                  8.200     08/15/11         500,000         503,255         527,500
Rogers Wireless, Inc.                                          7.500     03/15/15         560,000         598,555         607,600
Service Corporation International (C)                          7.000     06/15/17         500,000         495,015         506,250
Sheridan Acquisition Corporation                              10.250     08/15/11         225,000         222,001         234,000
Sierra Pacific Resources                                       6.750     08/15/17         330,000         331,577         323,667
Tekni-Plex, Inc.                                              12.750     06/15/10         500,000         483,500         456,250
Tenet Healthcare Corporation                                   6.375     12/01/11         250,000         241,250         228,750
Tenet Healthcare Corporation                                   9.875     07/01/14         350,000         341,859         356,125
Tenneco, Inc.                                                  8.625     11/15/14         500,000         501,250         510,000
Tennessee Gas Pipeline Co.                                     7.000     03/15/27         250,000         261,869         263,478
Texas Industries, Inc.                                         7.250     07/15/13          35,000          35,000          35,525
Triton PCS, Inc.                                               8.500     06/01/13         500,000         500,000         478,750
Tyco International Group SA                                    6.375     10/15/11         150,000         148,500         156,972
Unisys Corporation                                             8.000     10/15/12          90,000          90,000          88,988
United Components, Inc.                                        9.375     06/15/13         535,000         536,267         553,725
United Rentals, Inc.                                           7.750     11/15/13         325,000         325,000         326,217
Universal City Florida (C)                                     8.375     05/01/10         100,000         100,000         102,500
Universal City Florida (C)                                    10.121     05/01/10         100,000         100,000         103,250
Vought Aircraft Industries                                     8.000     07/15/11         650,000         648,706         625,625
Warner Music Group                                             7.375     04/15/14         125,000         125,000         123,750
Wornick Co.                                                   10.875     07/15/11         350,000         350,000         313,250

                                                                                                     ------------    ------------
TOTAL BONDS                                                                                          $ 33,137,504    $ 33,625,331
                                                                                                     ------------    ------------

                                                                                                                               29

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                                                       Shares or
                                                             Interest      Due         Principal
Corporate Public Securities:(A)continued                       Rate        Date         Amount           Cost        Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 0.55%
Allegiant Travel Co. (B) 7,000                                                                       $    126,000    $    196,420
Distributed Energy Systems Corporation (B)                                                 14,000         177,078          50,400
Heelys, Inc. (B)                                                                            5,000         105,000         160,550
Isilon Systems, Inc. (B)                                                                      500           6,500          13,800
Melco PBL Entertainment (B)                                                                 4,000          76,000          85,040
Nymex Holdings, Inc. (B)                                                                    1,500          88,500         186,015
Triana Solar Ltd (B)                                                                          200           3,700           3,780
                                                                                                     ------------    ------------
Total Common Stock                                                                                        582,778         696,005
                                                                                                     ------------    ------------
CONVERTIBLE BONDS - 0.71%
Citadel Broadcasting Corporation                               1.875%    02/15/11    $    300,000    $    232,875    $    243,375
ICOS Corporation                                               2.000     07/01/23         375,000         298,125         367,969
Q L T, Inc.                                                    3.000     09/15/23         305,000         277,410         285,556
                                                                                                     ------------    ------------
Total Convertible Bonds                                                                                   808,410         896,900
                                                                                                     ------------    ------------

Total Corporate Public Securities                                                                    $ 34,528,692    $ 35,218,236
                                                                                                     ------------    ------------
                                                              Interest     Due         Principal
Short-Term Securities:                                       Rate/Yield    Date         Amount            Cost       Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 5.41%
Cadbury Schweppes Finance plc                                  5.354%    01/02/07    $  2,587,000    $  2,585,847    $  2,585,847
ConocoPhillips                                                 5.354     01/03/07       2,000,000       1,998,811       1,998,811
Kraft Foods, Inc.                                              5.450     01/04/07         775,000         774,419         774,419
Whirlpool Corporation                                          5.375     01/02/07       1,496,000       1,495,330       1,495,330
                                                                                                     ------------    ------------
Total Short-Term Securities                                                                          $  6,854,407    $  6,854,407
                                                                                                     ------------    ------------

Total Investments                                             112.00%                                $139,167,790    $141,698,077
                                                              ------                                 ============    ------------
  Other Assets                                                  4.66                                                    5,901,053
  Liabilities                                                 (16.66)                                                 (21,084,117)
                                                              ------                                                 ------------
Total Net Assets                                              100.00%                                                $126,515,013
                                                              ======                                                 ============


(A) IN EACH OF THE CONVERTIBLE NOTE, WARRANT, CONVERTIBLE PREFERRED AND COMMON STOCK INVESTMENTS, THE ISSUER HAS
    AGREED TO PROVIDE CERTAIN REGISTRATION RIGHTS.
(B) NON-INCOME PRODUCING SECURITY.
(C) VARIABLE RATE SECURITY; RATE INDICATED IS AS OF 12/31/06.
(D) DEFAULTED SECURITY; INTEREST NOT ACCRUED.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification:                        Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
AEROSPACE - 3.31%                                                     BUILDINGS & REAL ESTATE - 1.43%
Argo Tech Corporation                           $    459,000          Adorn, Inc.                                     $  1,100,556
Consolidated Foundries Holdings                    1,409,281          Texas Industries, Inc.                                35,525
Esterline Technologies                               178,500          TruStile Doors, Inc.                                 678,323
Gencorp, Inc.                                        137,800                                                          ------------
P A S Holdco LLC                                   1,378,985                                                             1,814,404
Vought Aircraft Industries                           625,625                                                          ------------
                                                ------------          CHEMICAL, PLASTICS & RUBBER - 1.38%
                                                   4,189,191          BCP Crystal US Holdings Corporation                  392,275
                                                ------------          Capital Specialty Plastics, Inc.                      27,704
AUTOMOBILE - 10.03%                                                   Koppers, Inc.                                        184,875
Ford Motor Credit Co.                                900,376          Nalco Co.                                            255,625
Fuel Systems Holding Corporation                   1,360,006          Nova Chemicals Corporation                           215,000
General Motors Acceptance Corporation                747,158          P Q Corporation                                      674,725
Goodyear Tire & Rubber Co.                           456,500                                                          ------------
Jason, Inc.                                        1,050,615                                                             1,750,204
LIH Investors, L.P.                                1,733,963                                                          ------------
Metaldyne Corporation                                363,800          CONSUMER PRODUCTS - 8.83%
Nyloncraft, Inc.                                     869,644          Augusta Sportswear Holding Co.                     1,548,612
Ontario Drive & Gear Ltd.                          1,324,593          Bravo Sports Holding Corporation                   1,311,702
Qualis Automotive LLC                              1,394,148          G F S I, Inc.                                        367,500
Tenneco, Inc.                                        510,000          K N B Holdings Corporation                         1,346,818
Titan International, Inc.                             70,438          Momentum Holding Co.                                 677,326
Transtar Holding Company                           1,354,914          Neff Motivation, Inc.                                733,606
United Components, Inc.                              553,725          R A J Manufacturing Holdings LLC                   1,317,881
                                                ------------          Royal Baths Manufacturing Company                    666,603
                                                  12,689,880          The Tranzonic Companies                            1,732,974
                                                ------------          Walls Industries, Inc.                             1,463,429
BEVERAGE, DRUG & FOOD - 3.95%                                         Winsloew Furniture, Inc.                                --
Beta Brands Ltd.                                        --                                                            ------------
Cains Foods, L.P.                                     63,647                                                            11,166,451
Del Monte Corporation                                211,000                                                          ------------
Dominos Pizza, Inc.                                  112,951          CONTAINERS, PACKAGING & GLASS - 5.79%
Eagle Pack Pet Foods, Inc.                           856,881          Flutes, Inc.                                         903,035
National Wine & Spirits, Inc.                         25,000          Maverick Acquisition Company                         617,605
Nonni's Food Company                               1,217,599          P I I Holding Corporation                          1,393,987
Pinnacle Foods Group                                 230,344          Packaging Dynamics Corporation of America            850,000
River Ranch Fresh Foods LLC                          855,000          Paradigm Packaging, Inc.                           1,264,306
Specialty Foods Group, Inc.                             --            Pliant Corporation                                   743,252
Vitality Foodservice, Inc.                         1,112,030          Tekni-Plex, Inc.                                     456,250
Wornick Co.                                          313,250          Vitex Packaging, Inc.                              1,094,540
                                                ------------                                                          ------------
                                                   4,997,702                                                             7,322,975
                                                ------------                                                          ------------
BROADCASTING & ENTERTAINMENT - 2.09%                                  DISTRIBUTION - 3.76%
Cablevision Systems Corporation                      491,250          Duncan Systems, Inc.                                 878,858
Charter Communications Op LLC                        259,688          Kele and Associates, Inc.                          1,480,675
Citadel Broadcasting Corporation                     243,375          Magnatech International, Inc.                      1,028,363
Liberty Media Corporation                            471,069          O R S Nasco Holding, Inc.                          1,366,266
Lodgenet Entertainment Corporation                   404,063          QualServ Corporation                                    --
Mediacom LLC                                         772,500          Strategic Equipment & Supply Corporation, Inc.          --
                                                ------------                                                          ------------
                                                   2,641,945                                                             4,754,162
                                                ------------                                                          ------------

                                                                                                                                31

MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
DIVERSIFIED/CONGLOMERATE,                                             HEALTHCARE, EDUCATION & CHILDCARE - 4.61%
MANUFACTURING - 8.90%                                                 A T I Acquisition Company                       $  1,059,255
AmerCable, Inc.                                 $    821,317          American Hospice Management Holding LLC            1,338,283
Arrow Tru-Line Holdings, Inc.                      1,211,292          F H S Holdings LLC                                 1,419,334
Bombardier, Inc.                                     470,000          H C A, Inc.                                          535,625
Coining Corporation of America LLC                 2,051,191          ICOS Corporation                                     367,969
Dexter Magnetics Technologies, Inc.                  642,592          MedAssist, Inc.                                      235,615
Douglas Dynamics LLC                                 305,500          Q L T, Inc.                                          285,556
Evans Consoles, Inc.                                    --            Tenet Healthcare Corporation                         584,875
Geo Sub Corporation                                  482,500                                                          ------------
Postle Aluminum Company LLC                        1,331,164                                                             5,826,512
Radiac Abrasives, Inc.                             1,357,567                                                          ------------
Truck Bodies & Equipment International             2,432,788          HOME & OFFICE FURNISHINGS, HOUSEWARES,
Tyco International Group SA                          156,972          AND DURABLE CONSUMER PRODUCTS - 7.39%
                                                ------------          Connor Sport Court International, Inc.               954,507
                                                  11,262,883          H M Holding Company                                1,277,765
                                                ------------          Home Decor Holding Company                         1,290,675
DIVERSIFIED/CONGLOMERATE, SERVICE - 4.90%                             Justrite Manufacturing Acquisition Co.               893,860
Allied Waste NA                                      515,625          Monessen Holding Corporation                       1,284,121
CapeSuccess LLC                                        2,512          Stanton Carpet Holding Co.                         1,337,846
Chemed Corporation                                   621,000          U-Line Corporation                                 1,324,755
Diversco, Inc./DHI Holdings, Inc.                    696,032          Wellborn Forest Holding Co.                          987,938
Dwyer Group, Inc.                                    492,191                                                          ------------
Fowler Holding, Inc.                               1,323,910                                                             9,351,467
Interline Brands, Inc.                               154,125                                                          ------------
Iron Mountain, Inc.                                  530,000          LEISURE, AMUSEMENT, ENTERTAINMENT - 4.20%
Keystone North America, Inc.                         146,086          Harrah's Operating Co.                               402,908
Mac-Gray Corporation                                 304,500          K 2, Inc.                                            151,500
Moss, Inc.                                           910,485          Keepsake Quilting, Inc.                              704,557
Service Corporation International                    506,250          M G M Mirage, Inc.                                   224,438
                                                ------------          Majestic Star Casino LLC                             262,500
                                                   6,202,716          Melco PBL Entertainment                               85,040
                                                ------------          O E D Corp/Diamond Jo Company Guarantee              495,000
ELECTRONICS - 3.16%                                                   Overton's Holding Company                          1,010,315
A E S Corporation                                    643,406          Savage Sports Holding, Inc.                        1,126,234
Arrow Electronics, Inc.                              500,197          Tunica-Biloxi Gaming Authority                       517,500
Directed Electronics, Inc.                         2,277,057          Universal City Florida                               205,750
Distributed Energy Systems Corporation                50,400          Warner Music Group                                   123,750
Electronic Data Systems Corporation                  521,252                                                          ------------
                                                ------------                                                             5,309,492
                                                   3,992,312                                                          ------------
                                                ------------          MACHINERY - 8.57%
FARMING & AGRICULTURE - 0.00%                                         Davis-Standard LLC                                 1,316,435
Protein Genetics, Inc.                                  --            Integration Technology Systems, Inc.                 711,753
                                                ------------          Manitowoc Company, Inc.                              101,000
FINANCIAL SERVICES - 0.95%                                            Maxon Corporation                                  1,921,337
Highgate Capital LLC                                    --            Morton Industrial Group, Inc.                      1,366,524
Lazard LLC                                           388,431          Safety Speed Cut Manufacturing Company, Inc.       1,410,411
Leucadia National Corporation                        355,250          Stewart & Stevenson LLC                              630,000
Nymex Holdings, Inc.                                 186,015          Synventive Equity LLC                                 17,714
T C W Leveraged Income Trust, L.P.                   277,564          Tronair, Inc.                                      1,934,123
Victory Ventures LLC                                    --            Tubular Textile Machinery                          1,437,425
                                                ------------                                                          ------------
                                                   1,207,260                                                            10,846,722
                                                ------------                                                          ------------

32

                                               MassMutual Paticipation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2006

                                                 Fair Value/                                                           Fair Value/
Industry Classification: continued              Market Value          Industry Classification: continued              Market Value
------------------------------------------------------------          ------------------------------------------------------------
MEDICAL DEVICES/BIOTECH - 2.96%                                       TECHNOLOGY - 0.07%
Coeur, Inc.                                     $    755,634          Triana Solar Ltd.                               $      3,780
E X C Acquisition Corporation                         72,676          Unisys Corporation                                    88,988
MicroGroup, Inc.                                   2,042,509                                                          ------------
OakRiver Technology, Inc.                            878,837                                                                92,768
                                                ------------                                                          ------------
                                                   3,749,656          TELECOMMUNICATIONS - 3.80%
                                                ------------          Cincinnati Bell, Inc.                                565,125
MINING, STEEL, IRON &                                                 Intelsat Subsidiary Holding Company Ltd.             479,156
NON PRECIOUS METALS - 0.37%                                           Isilon Systems, Inc.                                  13,800
U S S Holdings, Inc.                                 466,871          ITC^DeltaCom, Inc.                                 1,518,186
                                                ------------          Nextel Communications, Inc.                          410,170
NATURAL RESOURCES - 0.62%                                             NTL Cable PLC                                        728,813
Appleton Papers, Inc.                                255,000          Rogers Wireless, Inc.                                607,600
Rock-Tenn Co.                                        527,500          Triton P C S, Inc.                                   478,750
                                                ------------                                                          ------------
                                                     782,500                                                             4,801,600
                                                ------------                                                          ------------
OIL AND GAS - 4.03%                                                   TRANSPORTATION - 1.68%
Atlas Pipeline Partners                              616,500          Allegiant Travel Co.                                 196,420
Basic Energy Services                                615,625          NABCO, Inc.                                          650,573
Chesapeake Energy Corporation                        660,563          Tangent Rail Corporation                           1,270,697
Clayton Williams Energy, Inc.                        530,438                                                          ------------
El Paso Corporation                                  268,125                                                             2,117,690
Exco Resources, Inc.                                 507,500                                                          ------------
GulfMark Offshore, Inc.                              306,000          UTILITIES - 2.80%
North American Energy Partners                       201,000          Dynegy Holdings, Inc.                                698,250
Offshore Logistics, Inc.                             330,750          Edison Mission Energy                                249,100
Opti Canada, Inc.                                    205,500          Inergy LP                                             78,750
Quicksilver Resources, Inc.                          586,500          Markwest Energy Operating Co.                        530,750
Tennessee Gas Pipeline Co.                           263,478          N R G Energy, Inc.                                   603,000
                                                ------------          Pacific Energy Partners                              354,317
                                                   5,091,979          Petrohawk Energy Corporation                         525,000
                                                ------------          Sierra Pacific Resources                             323,667
PHARMACEUTICALS - 1.15%                                               Tenaska Alabama Partners LP                          178,076
CorePharma LLC                                     1,399,327                                                          ------------
Enzymatic Therapy, Inc.                               56,250                                                             3,540,910
                                                ------------                                                          ------------
                                                   1,455,577          WASTE MANAGEMENT / POLLUTION - 1.33%
                                                ------------          Terra Renewal Services, Inc.                       1,680,878
PUBLISHING/PRINTING - 1.20%                                                                                           ------------
Cadmus Communications Corporation                    497,500          TOTAL CORPORATE RESTRICTED
Idearc, Inc.                                         304,500          AND PUBLIC SECURITIES - 106.59%                 $134,843,670
Primedia, Inc                                        483,750                                                          ============
Sheridan Acquisition Corporation                     234,000
                                                ------------          SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.
                                                   1,519,750
                                                ------------
RETAIL STORES - 3.33%
Blockbuster, Inc.                                    266,063
Heelys, Inc.                                         160,550
Neiman Marcus Group, Inc.                            667,500
Olympic Sales, Inc.                                2,030,008
Rent-A-Center, Inc.                                  250,625
Rental Service Corporation                           516,250
United Rentals, Inc.                                 326,217
                                                ------------
                                                   4,217,213
                                                ------------
                                                                                                                                33

MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. HISTORY

MassMutual Participation Investors (the "Trust") was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC ("Babson Capital"), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maximize total return by providing a high level of current income, the potential for growth of such income, and capital appreciation, by investing primarily in a portfolio of privately placed, below investment grade, long-term corporate debt obligations purchased directly from their issuers, at least half of which normally will include equity features.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly owned subsidiary of the Trust ("MMPI Subsidiary Trust") for the purpose of holding certain investments. The results of the MMPI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the federal tax consequences of the MMPI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

   A. VALUATION OF INVESTMENTS:

   Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

   Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities". Generally speaking, as contrasted with open-market sales of unrestricted securities, which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

   The value of restricted securities, including warrants, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees as of the time of its acquisition and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are thereafter used for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of a security held by the Trust; an estimate of the existence and the extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

   When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the 1933 Act and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

   The Trustees meet at least once in each quarter to approve the value of the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In making valuations, the Trustees will consider Babson Capital's reports analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly.

   The consolidated financial statements include private placement restricted securities valued at $93,493,887 (73.90% of net assets) as of December 31, 2006 whose values have been determined by the Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

   The values for Rule 144A restricted securities and corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of December 31, 2006, subject to discount where appropriate, and are approved by the Trustees.

   Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

   B. ACCOUNTING FOR INVESTMENTS:

   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis including the amortization of premiums and accretion of discount on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

   Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

   C. USE OF ESTIMATES:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   D. FEDERAL INCOME TAXES:

   The Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification, and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains. For the year ended December 31, 2006, the Trust had a net realized taxable long-term capital gain balance of $9,831,327, which the Trustees voted to retain and pay the federal capital gain tax thereon. The Trust has accrued income tax expense of $3,407,168 on the Statement of Operations related to the retained realized capital gains.

   In 2006, the Trust re-classified a total of $927,862 to undistributed net investment income. $900,000 was re-classified from accumulated net realized gain on investments and $27,862 was re-classified from additional paid in capital to more accurately display the Trust's financial position on a tax-basis in accordance with accounting principles generally accepted in the United States of America. These re-classifications had no impact on net asset value.

   The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's PRO RATA share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMPI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

   The MMPI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust's receiving any distributions from the MMPI Subsidiary Trust, all of the MMPI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the year ended December 31, 2006, the MMPI Subsidiary Trust has accrued income tax expense on net realized gains of $228,578 and increased accrued deferred income tax expenses on net unrealized gains by $208,811.

   E. DISTRIBUTIONS TO SHAREHOLDERS:

   The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trust's net investment income dividend is declared four times per year, in April, July, October and December. The Trust's net realized capital gain distribution, if any, is declared in December.

   The tax character of distributions declared during the years ended December 31, 2006 and 2005 was as follows:

   DISTRIBUTIONS PAID FROM:           2006           2005
                                  --------------------------
   Ordinary Income                $11,648,274    $ 9,818,640

   As of December 31, 2006, the components of distributable earnings on a tax basis included $1,067,029 of undistributed ordinary income. Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

   Net investment income of the Trust as presented under accounting principles generally accepted in the United States of America differs from distributable earnings due to earnings from the MMPI Subsidiary Trust as well as timing differences in the recognition of income on certain investments.

   F. EXPENSE REDUCTION:

   Citibank, N.A. ("Citibank") serves as custodian to the Trust. Pursuant to the custodian agreement, Citibank receives a fee

MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

   reduced by credits on cash balances the Trust maintains with Citibank. All credit balances, if any, used to reduce the Trust's custodian fees are reported as fees paid indirectly on the Statement of Operations.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEE

   A. SERVICES:

   Under an Investment Advisory and Administrative Services Contract (the "Contract") with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

   B: FEE:

   For its services under the Contract, Babson Capital is paid a quarterly Investment Advisory fee equal to .225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to .90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust's net assets as of such day.

4. SENIOR SECURED INDEBTEDNESS:

   A. NOTE PAYABLE:

   MassMutual holds the Trust's $12,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due December 13, 2011 and accrues interest at 5.80% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2006, the Trust incurred total interest expense on the Note of $696,000.

   The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

   B. REVOLVING CREDIT AGREEMENT:

   The Trust entered into a $15,000,000 Revolving Credit Agreement with Bank of America (formerly Fleet National Bank) (the "Agent Bank") dated May 29, 1997, which had a stated maturity date of May 31, 2004. The maturity date of this loan was extended to May 31, 2007, and its terms amended and restated pursuant to the First Amended and Restated Revolving Credit Agreement (the "Revolver") dated May 27, 2004, between the Trust and the Agent Bank.

   The Revolver bears interest payable quarterly in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .60% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total Revolver at a rate of .25% per annum.

   As of December 31, 2006, there were no outstanding loans against the Revolver. For the year ended December 31, 2006, the Trust incurred expense on the Revolver of $37,292 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

FOR THE YEAR                                       COST OF INVESTMENTS
ENDED 12/31/2006                                        ACQUIRED
------------------------------------------------------------------------
Corporate restricted securities                       $ 38,190,067
Corporate public securities                             10,160,208

                                                      PROCEEDS FROM
                                                   SALES OR MATURITIES
------------------------------------------------------------------------
Corporate restricted securities                       $ 26,895,345
Corporate public securities                             16,385,819

The aggregate cost of investments is substantially the same for financial reporting and federal income tax purposes as of December 31, 2006. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of December 31, 2006 is $2,530,287 and consists of $13,025,470 appreciation and $10,495,183 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $384,226 on net unrealized gains in the MMPI Subsidiary Trust.

                                              MassMutual Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006
6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)

                                                  AMOUNT        PER SHARE
--------------------------------------------------------------------------------
MARCH 31, 2006
--------------------------------------------------------------------------------
Investment income                               $3,229,245
Net investment income                            2,668,897        $ 0.27
Net realized and unrealized
  gain on investments (net of taxes)             3,988,640          0.41

--------------------------------------------------------------------------------
JUNE 30, 2006
--------------------------------------------------------------------------------
Investment income                                3,094,537
Net investment income                            2,530,332          0.26
Net realized and unrealized
  gain on investments (net of taxes)             3,610,163          0.37

--------------------------------------------------------------------------------
SEPTEMBER 30, 2006
--------------------------------------------------------------------------------
Investment income                                3,090,554
Net investment income                            2,542,211          0.26
Net realized and unrealized
  gain on investments (net of taxes)             2,345,586          0.24

--------------------------------------------------------------------------------
DECEMBER 31, 2006
--------------------------------------------------------------------------------
Investment income                                3,533,178
Net investment income                            2,987,222          0.31
Net realized and unrealized
  loss on investments (net of taxes)            (2,396,709)        (0.25)

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

For the year ended December 31, 2006, the Trust paid its Trustees aggregate remuneration of $126,875. During the year the Trust did not pay any compensation to any of its Trustees who are "interested persons" (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Crandall and Joyal as "interested persons" of the Trust.

All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

Mr. Crandall, one of the Trust's Trustees is an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the year ended December 31, 2006, other than amounts payable to Babson Capital pursuant to the Contract. For the year ended December 31, 2006, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4.A:

     Preparation of the Trust's Quarterly
      and Annual Reports to Shareholders                         $12,823

     Preparation of Certain of the
       Trust's Shareholder Communications                            208

     Preparation of the Trust's
       Annual Proxy Statements                                       241
                                                                 -------
                                                                 $13,272
                                                                 =======

8. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT 109 ("FIN 48"). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The adoption of FIN 48 will require financial statements to be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Trust is currently evaluating the impact that the adoption of FIN 48 will have on the financial statements. FIN 48 will become effective for fiscal years beginning after December 15, 2006.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("FAS 157"). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

9. CERTIFICATIONS (UNAUDITED)

As required under New York Stock Exchange ("NYSE") Corporate Governance Rules, the Trust's principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE's Corporate Governance listing standards. In addition, as required by
Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust's principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust's disclosure controls and procedures and internal control over financial reporting, as applicable.

MassMutual Participation Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of MassMutual Participation Investors

We have audited the accompanying statement of assets and liabilities of MassMutual Participation Investors (the Trust), including the schedule of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003 were audited by other independent registered public accountants whose report, dated February 6, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2006 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Participation Investors as of December 31, 2006, and the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the years described above in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
---------------------------
Boston, Massachusetts
February 9, 2007

                                              MassMutual Participation Investors

INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROGER W. CRANDALL* (42)       Trustee         3 years/            Executive Vice President       2         Trustee, Chairman (since
Massachusetts Mutual        (since 2005)      1 year,             and Chief Investment                     2005), President
Life Insurance Company                        7 months            Officer (since 2005) of                  (2003-2005), and Vice
1295 State Street             Chairman                            MassMutual; and                          President (2002-2003),
Springfield, MA 01111       (since 2005)      1 year/             Chairman (since 2005),                   of the Trust; Director
                                              7 months            President and Chief                      (since 2004), Babson
                                                                  Executive Officer (since                 Capital Europe Limited
                                                                  2006), Vice Chairman                     (an institutional
                                                                  (2005), Member of the                    debt-fund manager);
                                                                  Board of Managers (since                 Director (since 2005),
                                                                  2004), Member of the                     Babson Capital Japan KK
                                                                  Board of Directors (2003-                (a Japanese registered
                                                                  2004), and Managing                      investment adviser);
                                                                  Director of Babson Capital               Non- Executive Director
                                                                  (2000-2005).                             (since 2005), Baring
                                                                                                           Asset Management Limited
                                                                                                           (an investment
                                                                                                           manager/adviser);
                                                                                                           Chairman (since 2005),
                                                                                                           Cornerstone Real Estate
                                                                                                           Advisers LLC (an
                                                                                                           investment adviser);
                                                                                                           Director (since 2003),
                                                                                                           MassMutual Corporate
                                                                                                           Value Partners Limited
                                                                                                           (investment company);
                                                                                                           Director (since 2003),
                                                                                                           MassMutual Corporate
                                                                                                           Value Limited
                                                                                                           (investment company);
                                                                                                           Director (since 2005),
                                                                                                           MassMutual Holdings
                                                                                                           (Bermuda) Ltd. (holding
                                                                                                           company); Director
                                                                                                           (since 2005), MassMutual
                                                                                                           Holding MSC, Inc.
                                                                                                           (holding company);
                                                                                                           Director (since 1996),
                                                                                                           MMHC Investment LLC
                                                                                                           (investment company);
                                                                                                           Director (since 2004),
                                                                                                           MML Assurance, Inc. (a
                                                                                                           New York insurance
                                                                                                           company); Director
                                                                                                           (since 2005),
                                                                                                           Oppenheimer Acquisition
                                                                                                           Corp. (holding company);
                                                                                                           Director (since 2004),
                                                                                                           Jefferies Finance LLC (a
                                                                                                           joint venture between
                                                                                                           Jefferies Group Inc. and
                                                                                                           Babson Capital);
                                                                                                           Director (since 2004),
                                                                                                           Great Lakes LLC
                                                                                                           (investment company);
                                                                                                           Director (since 1999),
                                                                                                           SAAR Holdings CDO Ltd.
                                                                                                           (investment company);
                                                                                                           Chairman and Chief
                                                                                                           Executive Officer (since
                                                                                                           2006), MassMutual
                                                                                                           Capital Partners
                                                                                                           (investment company);
                                                                                                           Director (since 2006),
                                                                                                           Invicta Advisers LLC
                                                                                                           (derivative trading
                                                                                                           company); Director
                                                                                                           (since 2006), Invicta
                                                                                                           Capital LLC (derivative
                                                                                                           trading company);
                                                                                                           Director (since 2006),
                                                                                                           Invicta Credit LLC
                                                                                                           (derivative trading
                                                                                                           company); Director
                                                                                                           (since 2006), Invicta
                                                                                                           Holdings LLC (derivative
                                                                                                           trading company);
                                                                                                           Trustee (since 2003),
                                                                                                           President (2003-2005),
                                                                                                           and Chairman (since
                                                                                                           2005), MMCI Subsidiary
                                                                                                           Trust and MMPI
                                                                                                           Subsidiary Trust; and
                                                                                                           Trustee (since 2005),
                                                                                                           Chairman (since 2005),
                                                                                                           President (2003-2005),
                                                                                                           and Vice President
                                                                                                           (2002-2003), of
                                                                                                           MassMutual Corporate
                                                                                                           Investors (closedend
                                                                                                           investment company
                                                                                                           advised by Babson
                                                                                                           Capital).

*MR. CRANDALL IS CLASSIFIED AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED) BECAUSE OF HIS POSITION AS AN OFFICER OF THE TRUST; AND CHAIRMAN, PRESIDENT , CHIEF EXECUTIVE OFFICER, AND MEMBER OF THE BOARD OF MANAGERS OF BABSON CAPITAL.

MassMutual Participation Investors

INTERESTED TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. JOYAL* (62)          Trustee        3 years/            President (2001-2003)         51         President (1999-2003)
MassMutual                   (since 2003)     2 years,            of Babson Capital.                       and Trustee (since
Participation Investors                       10 months                                                    2003), of the Trust;
1500 Main Street                                                                                           Director (since 2006),
Suite 600                                                                                                  Jefferies Group, Inc.
P.O. Box 15189                                                                                             (financial services);
Springfield, MA 01115-5189                                                                                 Director (since 2003),
                                                                                                           Pemco Aviation Group,
                                                                                                           Inc. (aircraft
                                                                                                           maintenance and
                                                                                                           overhaul); Trustee
                                                                                                           (since 2003), MassMutual
                                                                                                           Select Funds, formerly
                                                                                                           MassMutual Institutional
                                                                                                           Funds, (an open-end
                                                                                                           investment company
                                                                                                           advised by MassMutual);
                                                                                                           Trustee (since 2003),
                                                                                                           MML Series Investment
                                                                                                           Fund (an open-end
                                                                                                           investment company
                                                                                                           advised by MassMutual);
                                                                                                           Trustee (1998- 2003),
                                                                                                           Senior Vice President
                                                                                                           (1998-2001) and
                                                                                                           President (2001-2003),
                                                                                                           MMCI Subsidiary Trust
                                                                                                           and MMPI Subsidiary
                                                                                                           Trust; and President
                                                                                                           (1999-2003), Trustee
                                                                                                           (since 2003), MassMutual
                                                                                                           Corporate Investors
                                                                                                           (closed-end investment
                                                                                                           company advised by
                                                                                                           Babson Capital).

*MR. JOYAL RETIRED AS PRESIDENT OF BABSON CAPITAL IN JUNE 2003. IN ADDITION AND AS NOTED ABOVE, MR. JOYAL IS A DIRECTOR OF JEFFERIES GROUP, INC., WHICH HAS A WHOLLY OWNED BROKER-DEALER SUBSIDIARY THAT MAY EXECUTE PORTFOLIO TRANSACTIONS AND/OR ENGAGE IN PRINCIPAL TRANSACTIONS WITH THE TRUST, OTHER INVESTMENT COMPANIES ADVISED BY BABSON CAPITAL OR ANY OTHER ADVISORY ACCOUNTS OVER WHICH BABSON CAPITAL HAS BROKERAGE PLACEMENT DISCRETION. ACCORDINGLY, THE TRUST HAS DETERMINED TO CLASSIFY MR. JOYAL AS AN "INTERESTED PERSON" OF THE TRUST AND BABSON CAPITAL (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

                                              MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM J. BARRETT (67)        Trustee        3 years/            President (since 2002),       2          Trustee (since 2006),
MassMutual                   (since 2006)    10 months*           Barrett-Gardner Associates,              MassMutual Corporate
Participation Investors                                           Inc. (investments); and                  Investors (a closed-end
1500 Main Street                                                  Senior Vice President                    Investment company
Suite 600                                                         (1976-2002), Janney                      advised by Babson
P.O. Box 15189                                                    Montgomery Scott LLC                     Capital).
Springfield, MA 01115-5189                                        (investments).

------------------------------------------------------------------------------------------------------------------------------------
DONALD E. BENSON (76)         Trustee         3 years/            Executive Vice President      2          Director (since 1997),
MassMutual                  (since 1988)      2 years,            and Director (since 1992),               MAIR Holdings, Inc.
Participation Investors                       10 months           Marquette Financial                      (commuter airline
1500 Main Street                                                  Companies (financial                     holding company);
Suite 600                                                         services); Partner (since                Director (since 1997),
P.O. Box 15189                                                    1996), Benson Family                     National Mercantile
Springfield, MA 01115-5189                                        Limited Partnership No. 1                Bancorp (bank holding
                                                                  and Benson Family                        company); and Trustee
                                                                  Limited Partnership No. 2                (since 1986), MassMutual
                                                                  (investment partnerships);               Corporate Investors
                                                                  and Partner (1987-2004),                 (closed-end investment
                                                                  Benson, Pinckney, Oates                  company advised by
                                                                  Partnership (building                    Babson Capital).
                                                                  partnership).

*MR. BARRETT WAS ELECTED BY THE BOARD OF TRUSTEES TO FILL A NEWLY CREATED BOARD SEAT ON JULY 18, 2006.

MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL H. BROWN (50)          Trustee        3 years/            Private Investor;             2          Trustee (since 2005),
MassMutual                   (since 2005)     1 year,             and Managing Director                    MassMutual Corporate
Participation Investors                       7 months            (1994-2005),                             Investors (a closed-end
1500 Main Street                                                  Morgan Stanley.                          investment company
Suite 600                                                                                                  advised by Babson
P.O. Box 15189                                                                                             Capital); Independent
Springfield, MA 01115-5189                                                                                 Director (since 2006),
                                                                                                           Invicta Holdings LLC (a
                                                                                                           derivitive trading
                                                                                                           company).

------------------------------------------------------------------------------------------------------------------------------------
DONALD GLICKMAN (73)           Trustee        3 years/            Chairman (since 1992),        2          Director (since 1984),
MassMutual                   (since 1992)     2 years,            Donald Glickman                          Monro Muffler Brake,
Participation Investors                       10 months           and Company, Inc.                        Inc. (automobile repair
1500 Main Street                                                  (private investments);                   service); Director
Suite 600                                                         and Partner (since 1992),                (since 1998), MSC
P.O. Box 15189                                                    J.F. Lehman & Co.                        Software, Corp.
Springfield, MA 01115-5189                                        (private investments).                   (simulation software);
                                                                                                           and Trustee (since
                                                                                                           1992), MassMutual
                                                                                                           Corporate Investors
                                                                                                           (closed-end investment
                                                                                                           company advised by
                                                                                                           Babson Capital).

42

                                              MassMutual Participation Investors

INDEPENDENT TRUSTEES

                                                                 PRINCIPAL                   PORTFOLIOS
                              POSITION                           OCCUPATION(S)               OVERSEEN     OTHER
NAME (AGE),                   WITH           OFFICE TERM/LENGTH  DURING PAST                 IN FUND      DIRECTORSHIPS
ADDRESS                       THE TRUST      OF TIME SERVED      5 YEARS                     COMPLEX      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
MARTIN T. HART (71)            Trustee        3 years/            Private Investor; and         2          Director (since 2004),
MassMutual                   (since 1991)     10 months           President and Director                   Texas Roadhouse, Inc.
Participation Investors                                           (since 1983), H Investment               (operates restaurant
1500 Main Street                                                  Company LLC (family                      chain); Director (since
Suite 600                                                         partnership).                            1999), ValueClick Inc.
P.O. Box 15189                                                                                             (internet advertising
Springfield, MA 01115-5189                                                                                 company); Director
                                                                                                           (since 2002),
                                                                                                           Spectranetics Corp.
                                                                                                           (medical device
                                                                                                           company); and Trustee
                                                                                                           (since 1991), MassMutual
                                                                                                           Corporate Investors
                                                                                                           (closed-end investment
                                                                                                           company advised by
                                                                                                           Babson Capital).

------------------------------------------------------------------------------------------------------------------------------------
CORINE T. NORGAARD (69)        Trustee        3 years/            President, (2004-2005),       33         Trustee (since 2005),
MassMutual                   (since 1998)     1 year,             Thompson Enterprises                     MML Series Investment
Participation Investors                       10 months           Real Estate Investment;                  Fund II (an open-end
1500 Main Street                                                  and Dean (1996-2004),                    investment company
Suite 600                                                         Barney School of Business,               advised by MassMutual);
P.O. Box 15189                                                    University of Hartford.                  Trustee (since 2004),
Springfield, MA 01115-5189                                                                                 MassMutual Premier
                                                                                                           Funds, formerly The DLB
                                                                                                           Fund Group (an open-end
                                                                                                           investment company
                                                                                                           advised by MassMutual);
                                                                                                           Trustee (since 1993),
                                                                                                           ING Series Fund
                                                                                                           (investment company);
                                                                                                           Director (since 1992),
                                                                                                           ING Variable Series
                                                                                                           Fund; and Trustee (since
                                                                                                           1998), MassMutual
                                                                                                           Corporate Investors (a
                                                                                                           closed-end investment
                                                                                                           company advised by
                                                                                                           Babson Capital).

MassMutual Participation Investors

OFFICERS OF THE TRUST

                                                                PRINCIPAL
                              POSITION                          OCCUPATION(S)
NAME (AGE),                   WITH          OFFICE TERM/LENGTH  DURING PAST
ADDRESS                       THE TRUST     OF TIME SERVED      5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
CLIFFORD M. NOREEN (49)        President     1 year/             President (since 2005), Vice President (1993-2005) of the Trust;
MassMutual                                   7 months            Member of the Board of Managers (since 2006), and Managing
Participation Investors                                          Director (since 2000) of Babson Capital; Trustee (since 2005),
1500 Main Street o Suite 600                                     and President (since 2005) MMCI Subsidiary Trust and MMPI
P.O. Box 15189                                                   Subsidiary Trust; and President (since 2005), Vice President
Springfield, MA 01115-5189                                       (1993-2005), MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
RODNEY J. DILLMAN (54)         Vice          1 year/             Vice President, Secretary, and Chief Legal Officer (since 2006)
MassMutual                     President,    7 months            of the Trust; Vice President and Associate General Counsel (since
Participation Investors        Secretary,                        2000) of MassMutual; General Counsel and Secretary (since 2006)
1500 Main Street o Suite 600   and Chief                         of Babson Capital; Secretary (since 2006), MMCI Subsidiary Trust
P.O. Box 15189                 Legal                             and MMPI Subsidiary Trust; and Vice President, Secretary, and
Springfield, MA 01115-5189     Officer                           Chief Legal Officer (since 2006), MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
JAMES M. ROY (44)              Vice          1 year/             Vice President and Chief Financial Officer (since 2005),
MassMutual                     President     7 months            Treasurer (2003-2005), and Associate Treasurer (1999-2003) of the
Participation Investors        and Chief                         Trust; Managing Director (since 2005), and Director (2000-2005)
1500 Main Street o Suite 600   Financial                         of Babson Capital; Trustee (since 2005), Treasurer (since 2005),
P.O. Box 15189                 Officer                           and Controller (2003-2005), MMCI Subsidiary Trust and MMPI
Springfield, MA 01115-5189                                       Subsidiary Trust; and Vice President and Chief Financial Officer
                                                                 (since 2005), Treasurer (2003-2005) and Associate Treasurer
                                                                 (1999-2003), MassMutual Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
JOHN T. DAVITT, JR. (39)       Comptroller   1 year/             Comptroller (since 2001) of the Trust; Director (since 2000) of
MassMutual                                   7 months            Babson Capital; Controller (since 2005), MMCI Subsidiary Trust
Participation Investors                                          and MMPI Subsidiary Trust; and Comptroller (since 2001),
1500 Main Street o Suite 600                                     MassMutual Corporate Investors.
P.O. Box 15189
Springfield, MA 01115-5189

------------------------------------------------------------------------------------------------------------------------------------
MELISSA M. LAGRANT (33)        Chief         1 year/             Chief Compliance Officer (since 2006) of the Trust; Managing
MassMutual                     Compliance    7 months            Director (since 2005) of Babson Capital; Vice President and
Participation Investors        Officer                           Senior Compliance Trading Manager (2003-2005), Loomis, Sayles &
1500 Main Street o Suite 600                                     Company, L.P.; Assistant Vice President- Business Risk Management
P.O. Box 15189                                                   Group (2002-2003), and Assistant Vice President- Investment
Springfield, MA 01115-5189                                       Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset
                                                                 Management; and Chief Compliance Officer (since 2006), MassMutual
                                                                 Corporate Investors.

------------------------------------------------------------------------------------------------------------------------------------
RONALD S. TALAIA (38)          Treasurer     1 year/             Treasurer (since 2006) of the Trust; Director (since 2001) of
MassMutual                                   7 months            Babson Capital; and Treasurer (since 2006), MassMutual Corporate
Participation Investors                                          Investors.
1500 Main Street o Suite 600
P.O. Box 15189
Springfield, MA 01115-5189

44

                                              MassMutual Participation Investors

Members of the Board of Trustees

[PHOTO]

Left to right:

Donald Glickman
CHAIRMAN, DONALD GLICKMAN
& COMPANY, INC.

Robert E. Joyal
RETIRED PRESIDENT OF
BABSON CAPITAL MANAGEMENT LLC

William J. Barrett
PRESIDENT, BARRETT-GARDNER
ASSOCIATES, INC.

Michael H. Brown
PRIVATE INVESTOR

Donald E. Benson*
EXECUTIVE VICE PRESIDENT
AND DIRECTOR,
MARQUETTE FINANCIAL COMPANIES

Corine T. Norgaard*
PRESIDENT, THOMPSON ENTERPRISES
REAL ESTATE INVESTMENT

Roger W. Crandall
EXECUTIVE VICE PRESIDENT AND
CHIEF INVESTMENT OFFICER,
MASSACHUSETTS MUTUAL
LIFE INSURANCE COMPANY

Martin T. Hart*
PRIVATE INVESTOR

*MEMBER OF THE AUDIT COMMITTEE

MassMutual Participation Investors offers a Dividend Reinvestment and Cash Purchase Plan. The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by Shareholder Financial Services Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Participation Investors' Dividend Reinvestment and Cash Purchase Plan, P.O. Box 173673, Denver, CO 80217-3673.

Dividend Reinvestment and Cash Purchase Plan

Officers

Roger W. Crandall
CHAIRMAN

Clifford M. Noreen
PRESIDENT

James M. Roy
VICE PRESIDENT &
CHIEF FINANCIAL OFFICER

Rodney J. Dillman
VICE PRESIDENT, SECRETARY &
CHIEF LEGAL OFFICER

Jill A. Fields
VICE PRESIDENT

Michael P. Hermsen
VICE PRESIDENT

Mary Wilson Kibbe
VICE PRESIDENT

Michael L. Klofas
VICE PRESIDENT

Richard E. Spencer, II
VICE PRESIDENT

Ronald S. Talaia
TREASURER

John T. Davitt, Jr.
COMPTROLLER

Melissa M. LaGrant
CHIEF COMPLIANCE OFFICER

[LOGO] MassMutual Participation Investors                            DB 1036 207

ITEM 2.  CODE OF ETHICS.

         The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          FEES BILLED TO THE REGISTRANT

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2006                   2005
                                   ----------             ----------
         Audit Fees                $   35,500             $   39,200
         Audit-Related Fees             5,400                  5,000
         Tax Fees                      34,500                 25,900
         All Other Fees                     0                      0
                                   ----------             ----------
         Total Fees                $   75,400             $   70,100
                                   ==========             ==========


             NON-AUDIT FEES BILLED TO BABSON CAPITAL AND MASSMUTUAL

                                   KPMG LLP                KPMG LLP
                                   Year Ended             Year Ended
                                  December 31,            December 31,
                                      2006                   2005
                                   ----------             ----------
          Audit-Related Fees       $  988,727             $1,229,916
          Tax Fees                     18,000                      0
          All Other Fees                    0                      0
                                   ----------             ----------
          Total Fees               $1,006,727             $1,229,916
                                   ==========             ==========


              The category "Audit Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital") and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2006, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

              The Audit Committee reviewed the aggregate fees billed for professional services rendered by KPMG for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

              The 2005 fees billed represent final 2005 amounts, which may differ from the preliminary figures available as of the filing date of the Trust's 2006 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Trust's 2006 Annual Form N-CSR, but are now properly included in the 2005 fees billed to the Trust, Babson Capital, and MassMutual.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of U.S. Securities and Exchange Commission. The Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mpv; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Martin T. Hart, and Corine T. Norgaard.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         The Registrant's Board of Trustees delegated proxy voting responsibilities relating to voting securities held by the Registrant to its investment adviser, Babson Capital Management LLC ("Babson Capital"). A summary of Babson Capital's proxy voting policies and procedures is set forth below.

         Summary of Babson Capital's Proxy Voting Policy
         -----------------------------------------------

         Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be voted solely in the best interests of its clients (i.e. prudently and in a manner believed by Babson to best protect and enhance an investor's returns). To implement this general principle, it is Babson Capital's policy to generally vote proxies in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, or, in cases where ISS has not made any recommendations with respect to a proxy, in accordance with ISS's proxy voting guidelines.

         Babson Capital recognizes, however, that there may be times when Babson Capital believes that it will be in the best interests of clients holding the securities to (1) vote against ISS's recommendations or (2) in cases where ISS has not provided Babson Capital with any recommendations with respect to a proxy, vote against ISS's proxy voting guidelines. Babson Capital may vote, in whole or part, against ISS's recommendations or ISS's proxy voting guidelines, as applicable, if such vote is authorized by the Policy. The procedures set forth in the Policy are designed to ensure that votes against ISS's recommendations or proxy voting guidelines have been made in the best interests of clients and are not the result of any material conflict of interest (a "Material Conflict").

         Summary of Babson Capital's Proxy Voting Procedures
         ---------------------------------------------------

         Babson Capital has (1) established a Proxy Committee that is responsible for the implementation and governance of the Policy and (2) designated Proxy Administrators who will receive and post proxies for voting with ISS. In accordance with the Policy, Babson Capital will generally vote all client proxies in accordance with ISS's recommendation or proxy voting guidelines, unless a person authorized by the Proxy Committee (each a "Proxy Analyst") determines that it is in its clients' best interest to vote against ISS's recommendation or proxy voting guidelines. In these cases, Babson Capital will vote against ISS's recommendation or proxy voting guidelines, so long as no other Proxy Analyst reviewing such proxy disagrees with such recommendation, and no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator. Otherwise, the proxy is to be submitted to a member of the Proxy Committee, who shall determine how to vote the proxy unless (i) the Proxy Administrator has identified a Babson Capital Material Conflict or (ii) said Proxy Committee member has identified a Material Conflict. In such cases, the proxy shall be submitted to the Proxy Committee, which may authorize a vote against ISS's recommendation or proxy voting guidelines only if the Proxy Committee determines that such vote is in the clients' best interests.

         No employee, officer or director of Babson Capital or its affiliates (other than those assigned such responsibilities under the Policy) may influence how Babson Capital votes any proxy, unless such person has been requested to provide such assistance by a Portfolio Manager or Proxy Committee member and has disclosed any known Material Conflict. Any pre-vote communications prohibited by the Policy shall be reported to the Proxy Committee member prior to voting and to Babson Capital's General Counsel.

         Obtaining a Copy of the Policy
         ------------------------------

         The full text of Babson Capital's Policy is available (1) without charge, upon request, by calling 1-866-399-1516 or (2) on the Registrant's website, www.babsoncapital.com/mpv.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

         PORTFOLIO MANAGER. Clifford M. Noreen serves as the President of the Registrant (since 2005) and as its Portfolio Manager. Mr. Noreen began his service to the Registrant in 1993 as a Vice President. With over 25 years of industry experience, Mr. Noreen is a Managing Director and a Member of the Board of Managers of Babson Capital Management LLC ("Babson Capital") and head of Babson Capital's Corporate Securities Group, where he oversees public equities and corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, and structured credit products. Mr. Noreen joined Massachusetts Mutual Life Insurance Company ("MassMutual"), Babson Capital's parent company, in 1985 and began leading its High Yield Team in 1992, where he was responsible for oversight of all public high yield portfolios. In 2004, Mr. Noreen assumed responsibility for Babson Capital's Public Corporate Credit Group, which included the Investment Grade and High Yield Institutional Fixed Income teams. Mr. Noreen also presently serves as President of MassMutual Corporate Investors, another closed-end registered investment company advised by Babson Capital. Mr. Noreen holds a B.A. from the University of Massachusetts and an M.B.A from American International College.

         PORTFOLIO MANAGEMENT TEAM. Mr. Noreen has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

         Michael P. Hermsen, Michael L. Klofas, and Richard E. Spencer II are each a Vice President of the Registrant and a Managing Director of Babson Capital. Together they are responsible for managing Babson Capital's Mezzanine Investment and Private Equity Investments Team within the Corporate Securities Group, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

         Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1992. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

         Mr. Klofas joined MassMutual in 1988 and has been an officer of the Registrant since 1989. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation.

         Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of Registrant since 1990. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

         Starting in 2006, Jill A. Fields assumed primary day-to-day responsibility for managing the Registrant's public high yield and investment grade fixed income portfolio. Ms. Fields has been a Vice President of the Registrant since 2006. Ms. Fields is a Managing Director of Babson Capital with over 20 years of industry experience in high yield total return, structured credit, leveraged loans and private placemet investing. Prior to joining Babson Capital in 1997, she was a credit analyst at Shawmut National Bank, and the Director of Corporate Bond Research at Hartford Life Insurance Group. Ms. Fields holds a B.S. from Pennsylvania State University and an M.B.A. from the University of Connecticut.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

                                                                        NUMBER OF
                                                                        ACCOUNTS         APPROXIMATE
                                          TOTAL                         WITH             ASSET SIZE OF
                                          NUMBER      APPROXIMATE       PERFORMANCE-     PERFORMANCE-
PORTFOLIO     ACCOUNT                     OF          TOTAL ASSET       BASED            BASED ADVISORY
TEAM          CATEGORY                    ACCOUNTS    SIZE(A)           ADVISORY FEE     FEE ACCOUNTS(A)
------------  ---------------------       --------    ------------      ------------     --------------
Clifford M.   Registered Investment
Noreen(B)     Companies                       1       $251.7 million         1           $251.7 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $56.5 million          1           $56.5 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  0       N/A                    0           N/A
              -----------------------------------------------------------------------------------------
Jill A.       Registered Investment
Fields        Companies                       3       $867.1 million         1           $251.7 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        1       $49.7 million          1           $49.7 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  3       $545.6 million         0           N/A
              -----------------------------------------------------------------------------------------
Michael P.    Registered Investment
Hermsen       Companies                       1       $251.7 million         1           $251.7 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.38 billion         N/A          N/A
              -----------------------------------------------------------------------------------------
Michael L.    Registered Investment
Klofas        Companies                       1       $251.7 million         1           $251.7 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.38 billion         N/A          N/A
              -----------------------------------------------------------------------------------------
Richard E.    Registered Investment
Spencer II    Companies                       1       $251.7 million         1           $251.7 million
              -----------------------------------------------------------------------------------------
              Other Pooled Investment
              Vehicles                        5       $577.3 million         5           $577.3 million
              -----------------------------------------------------------------------------------------
              Other Accounts                  1(C)    $1.38 billion         N/A          N/A

     (A) Account asset size has been calculated as of December 31, 2006.

     (B) Mr. Noreen, as the head of Babson Capital's Corporate Securities Group, has overall responsibility for all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products managed by Babson Capital. Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital's Corporate Securities Group.

     (C) The listed account and managed assets represent that portion of the general investment account of MassMutual and C.M. Life Insurance Company for which an individual Portfolio Team member has primary day-to-day responsibility. As of December 31, 2005, Babson Capital's total general investment account assets under management were $58.5 billion dollars.

         MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Team have responsibilities for the day-to-day management of multiple accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or much of such accounts or an interest in the performance of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonably designed to address such conflicts.

         It is possible that an investment opportunity may be suitable for both the Registrant and other accounts managed by a member of the Portfolio Team, but may not be available in sufficient quantities for both the Registrant and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Registrant and another account. A conflict may arise where a member of the Portfolio Team may have an incentive to treat an account preferentially as compared to the Registrant because the account pays Babson Capital a performance-based fee or a member of the Portfolio Team, Babson Capital, or an affiliate has an interest in the account. Babson Capital has adopted an investment allocation policy and trade allocation procedures to address allocation of portfolio transactions and investment opportunities across multiple clients. These policies are designed to achieve fair and equitable treatment of all clients over time, and specifically prohibit allocations based on performance of an account, the amount or structure of the management fee, performance fee or profit sharing allocations, participation or investment by an employee, Babson Capital or an affiliate, whether the account is public, private, proprietary or third party. Additionally, the Registrant, MassMutual, Babson Capital, MassMutual Corporate Investors, and any private investment company advised or sub-advised by Babson Capital have obtained a blanket order from the Securities and Exchange Commission pursuant to Section 17(d), and Rule 17(d)-1 thereunder, of the Investment Company Act of 1940, as amended, which sets forth the conditions by which the entities can engage in private placement co-investment activities.

         Potential material conflicts of interest may also arise related to the knowledge and timing of the Registrant's trades, investment opportunities and broker selection. A member of the Portfolio Team will have information about the size, timing and possible market impact of the Registrant's trades. It is theoretically possible that a member of the Portfolio Team could use this information for his or her personal advantage or the advantage of other accounts he manages or the possible detriment of the Registrant. For example, a member of the Portfolio Team could front run a fund's trade or short sell a security for an account immediately prior to the Registrant's sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures governing employees' personal securities transactions, the use of short sales, and trading between the Registrant and other accounts managed by members of the Portfolio Team or accounts owned by Babson Capital or its affiliates.

         With respect to securities transactions for the Registrant, Babson Capital determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. Babson Capital manages certain other accounts, however, where Babson Capital may be limited by the client with respect to the selection of brokers or directed to trade such client's transactions through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of a fund or the other account(s) involved. Babson Capital has policies and procedures that address best execution and directed brokerage.

         Members of the Portfolio Team may also face other potential conflicts of interest in managing the Registrant, and the above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Registrant and the other accounts listed above.

         COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

         To help Babson Capital make informed decisions, the Company participates in annual compensation surveys of investment management firms using McLagan Partners, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

         The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson Capital. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

         Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

         BENEFICIAL OWNERSHIP. As of December 31, 2006, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

                                             DOLLAR RANGE OF BENEFICIALLY OWNED*
         PORTFOLIO TEAM                      EQUITY SECURITIES OF THE REGISTRANT
         ----------------------              -----------------------------------
         Clifford M. Noreen                  None
         Jill A. Fields                      None
         Michael P. Hermsen                  $10,001-$50,000
         Michael L. Klofas                   None
         Richard E. Spencer II               None

* Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               None.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Participation Investors
                ----------------------------------
By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 6, 2007
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M Noreen
                ----------------------------------
                Clifford M Noreen, President
                ----------------------------------
Date:           March 6, 2007
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           March 6, 2007
                ----------------------------------